                                                                   EXHIBIT 10.13


                                   SUBLEASE
                                   --------

                                by and between

                              INTERMEDICS, INC.,
                            a Delaware corporation

                                 ("Sublessor")


                                      and

                           POWER INTEGRATIONS, INC.,
                           a California corporation

                                ("Sublessee")

                               TABLE OF CONTENTS
                               -----------------

                                                              Page
                                                              ----

1.    Parties...............................................     1

2.    Subordination; Default; Provisions Constituting
      Sublease..............................................     1
      2.1  Subordination....................................     1
      2.2  Default under Lease..............................     1
      2.3  Provisions Constituting Sublease.................     2
      2.4  Status of Lease..................................     2

3.    Premises..............................................     3
      3.1  Premises.........................................     3
      3.2  condition of the Premises........................     3
      3.3  Parking..........................................     4
      3.4  Signage..........................................     4

4.    Term..................................................     4

5.    Rent..................................................     5
      5.1  Base Rent........................................     5
      5.2  Late Charge......................................     5
      5.3  Additional Rent..................................     6
      5.4  Rents............................................     7

6.    Security Deposit......................................     7

7.    Hazardous Materials...................................     8
      7.1  Hazardous Materials Defined......................     8
      7.2  Permitted Materials..............................     8
      7.3  Sublessor's Inspection Rights....................     8
      7.4  Investigation and Remediation....................     9
      7.5  Sublessee's Indemnity............................    10
      7.6  Sublessor's Indemnity............................    10
      7.7  Sublessor's Representation.......................    11
      7.8  survival.........................................    11

8.    Performance Under Lease and Sublease..................    11
      8.1  Repair of the Premises...........................    11
      8.2  Lessor's Default.................................    11
      8.3  Sublessor's Default..............................    12

9.    Taxes.................................................    13

10.   Damage or Destruction.................................    13
      10.1 Uninsured Casualty...............................    13
      10.2 Insured Casualty.................................    14
      10.3 Termination Rights...............................    14
      10.4 No Repair By Sublessor...........................    16
      10.5 Rent Abatement...................................    16

11.   Property Insurance....................................    16

12.   Indemnification and Liability Insurance...............    17
      12.1 Waiver of claims; Indemnity......................    17
      12.2 Liability Insurance..............................    18

13.   Eminent Domain........................................    18
      13.1 Total Taking.....................................    18
      13.2 partial Taking...................................    19
      13.3 Sublessor's Termination Rights...................    19

14.   Lessor's Consent; Lease Limitations...................    19
      14.1 Lessor's Consent.................................    19
      14.2 Lease Limitations................................    20

15.   Notices...............................................    20
      15.1 General..........................................    20
      15.2 Notices from Lessor..............................    21

16.   Interest..............................................    21

17.   Rent Abatement........................................    21

18.   Entry By Sublessor....................................    22

19.   Assignment and Subletting.............................    22

20.   Alterations and Additions.............................    23

21.   Abandonment...........................................    23

22.   Subordination.........................................    23

23.   Offset Statement......................................    24

24.   General...............................................    24
      24.1 Counterparts.....................................    24
      24.2 Construction of Sublease Provisions..............    24
      24.3 Entire Agreement.................................    24
      24.4 Exhibits.........................................    25
      24.5 Attorneys' Fees..................................    25

25.   Conditions Precedent to Sublease......................    25

                                   SUBLEASE
                                   --------


1.   Parties. This Sublease ("Sublease") is entered into as of the 15th day of
     -------
June, 1995 (the "Effective Date"), by and between INTERMEDICS, INC., a Delaware corporation ("Sublessor") and POWER INTEGRATIONS, INC., a California corporation ("Sublessee"), as a Sublease under that certain Second Lease dated October 28, 1982 ("Lease") by and between MATHILDA DEVELOPMENT, a California limited partnership, as lessor ("Lessor"), and Sublessor, as lessee. A copy of the Lease is attached hereto as Exhibit A and made a part hereof.
                      ---------

2.   Subordination: Default: Provisions Constituting Sublease.
     --------------------------------------------------------

     2.1  Subordination. This Sublease is Subject and Subordinate to all of the
          -------------
terms and conditions of the Lease, and to the matters to which the Lease is Subject and Subordinate in accordance with its terms.

     2.2  Default under Lease. Subject to the terms and conditions hereof,
          -------------------
Sublessee covenants and agrees to refrain from doing or causing to be done, or permitting any act to be done by Sublessee's employees, agents, contractors, and invitees, which would constitute a default under the Lease or would cause the Lease or the rights of Sublessor as lessee under the Lease to be terminated or surrendered, or which would make Sublessor liable for any damages, claims or penalty under the Lease. Sublessee agrees that Sublessor shall have no liability to Sublessee as a consequence of Lessor's failure or delay in performing its obligations under the Lease, unless such failure or delay is a result of a "Sublessor's Lease Default". For purposes of this Sublease, the term "Sublessor's Lease Default" shall mean a default by Sublessor under the Lease which default is not due to a default by Sublessee hereunder with respect to the same obligation. Sublessee's obligations hereunder (including without limitation the obligation of Sublessee to pay Rents defined in Paragraph 5.4 below) shall not be impaired nor shall the performance thereof be excused because of any failure or delay on Lessor's part in performing its obligations under the Lease unless (i) such failure or delay results from Sublessor's being in default under the Lease and Sublessor's default thereunder is not due to a default of Sublessee hereunder, or (ii) such failure or delay results from Sublessor's negligence or willful misconduct. Under no circumstances shall Sublessee have the right to require performance by Sublessor of Lessor's obligations. In the event of the termination of Sublessor's interest as lessee under the Lease for any reason (other than a Sublessor's Lease Default), then this Sublease shall terminate concurrently therewith without any liability of Sublessor to Sublessee. Notwithstanding the foregoing or any provision herein to the contrary, Sublessor (i) at its sole cost shall perform all its obligations and comply with all conditions and terms of the Lease to the extent such obligations are not assumed by Sublessee under this. Sublease, and (ii) shall, pursuant to Paragraph 8 hereof, at

Sublessee 5 request use diligent efforts to enforce a against Lessor all provisions benefiting Sublessee set forth in the Lease.


     2.3  Provisions Constituting Sublease. All of the terms and conditions
          --------------------------------
contained in the Lease are incorporated herein, except for the recitals,
                                                ----------
Paragraphs 1, 2, 3 (except for the last paragraph of Paragraph 3(b) dealing with late charges, which Subject to Paragraph 5.2 hereof is incorporated herein), 4 and 6, the first paragraph of Paragraph 9, Paragraph 12(a), Paragraph 18(c), Paragraphs 25, 28, 38, 39, 41(e) (other than the first sentence thereof, which is incorporated herein), 42, and 44, and the First Amendment to Second Lease,
--
the Second Amendment to Second Lease, and the Third Amendment to Second Lease, copies of which are attached hereto as part of Exhibit A. For purposes of this
                                               ---------
Sublease, with respect to those paragraphs incorporated from the Lease, all references to "Lessor" and "Lessee" shall be deemed to be references to "Sublessor" and "Sublessee," respectively; all references to the "Lease" shall be deemed to be references to this "Sublease;" all references to the "Premises," the "premises," "said premises," and "leased premises" shall be deemed to be references to the "Premises" as defined in this Sublease; all references to the "property," "real property," and "Property" herein or in the Lease shall be deemed to be references to the Second Property, as defined herein; and all references herein and in the Lease to the "building" shall be references to the building in which the Premises are located. In addition, Paragraphs 11, 13, 17, 22, 24, 26, 32, 33, 35, and 36 of the Lease are not incorporated herein and have been replaced and superseded by, respectively, Paragraphs 20, 21, 18, 13, 22, 23, 10, 12, 11, and 12 hereof.

     Those provisions incorporated into this Sublease from the Lease, together with the provisions set forth in this Sublease, shall be the complete terms and conditions of the Sublease. Unless otherwise defined herein, capitalized terms used in this Sublease shall have the meanings ascribed to them in the Lease. In the event of any inconsistency between the terms and conditions of the Lease and the terms and conditions of this Sublease, the terms and conditions of this Sublease shall prevail.

     2.4  Status of Lease. Sublessor hereby represents and warrants to Sublessee
          ---------------
that to the best of Sublessor's knowledge (i) the Lease attached hereto as Exhibit A has been executed and delivered by Lessor and Sublessor and
---------
constitutes the entire agreement of the parties thereto relating to the lease of the Premises, (ii) no default or breach by Sublessor or, to the best of Sublessor's knowledge, by Lessor exists under the Lease, (iii) no event has occurred that, with the passage of time, the giving of notice, or both, otherwise would constitute a default or breach by Sublessor or, to the best of Sublessor's knowledge, by Lessor under the Lease, (iv) the term of the Lease expires concurrently with or Subsequent to the term of this Sublease; and (v) Subject to receipt of Lessor's written consent hereto, Sublessor has the right and power to execute and deliver this Sublease and to perform its obligations hereunder. Sublessor shall not rescind, amend or otherwise enter into any agreement modifying or affecting the Lease (including, without limitation, any agreement Subordinating its rights under the Lease to the rights of any other party which agreement does not comply with the terms of Paragraph 24 of the Lease) without the prior written consent of Sublessee. So long as no default by Sublessee has occurred and remains uncured hereunder, Sublessee shall be entitled to peaceful and quiet possession of the Premises and the Second Property, Subject to the terms and conditions of this Sublease and the Lease.

3.   Premises.
     ---------

     3.1  Premises. Sublessor leases to Sublessee and Sublessee leases from
          --------
Sublessor the entire building located at 477 North Mathilda Avenue, Sunnyvale, California, consisting of approximately Thirty Thousand (30,000) square feet, and all improvements now contained therein or a part thereof (the "Premises"). Sublessee also shall have the right and license to use the real property (including parking areas and landscaped areas) surrounding the Premises shown on the site plan attached hereto as Exhibit B, and Sublessor confirms that such
                                 ---------
real property shown in Exhibit B is the "Second Property" referred to in the
                       ---------
Lease.

     3.2  Condition of the Premises.
          --------------------------

          (a) Sublessor shall deliver the Premises to Sublessee in good working order and repair. Except as expressly provided in this Paragraph 3.2(a) and Paragraph 3.2(b), Sublessee agrees to accept the Premises broom clean, in its "As Is" condition on the Commencement Date (defined in Paragraph 4 below). Sublessee shall have a period of sixty (60) days from the Commencement Date within which to notify Sublessor in writing of any item of disrepair. Sublessor shall repair such item as soon as practicable, but in any event within thirty
(30) days after receipt of such notice.

          (b) On or before the Commencement Date, Sublessor at its sole cost shall perform the following work with respect to the
Premises:

               (i) repair the existing damage to the stucco at the front of the Premises;

               (ii)   power-wash the front of the Premises; and

               (iii)  clean the parking area.

          (c) Sublessee may contract for the painting of the building, including the roof screen, upper one-foot band, roll-up and man-doors, risers, hydrants, ballards, blue roof system, the red curbs, parking lot restriping (in compliance with all applicable code requirements as to number and type of spaces), and the fifteen (15) foot light poles. Upon receipt of notice that such work has been completed, Sublessor shall pay to Sublessee the sum of Four Thousand Dollars ($4,000) toward the cost thereof. Sublessee shall be responsible for the payment of all costs therefor in excess of said amount.

          (d) notwithstanding anything in this Sublease or in Paragraph 9 or elsewhere in the Lease to the contrary requiring Sublessee to surrender the Premises in good condition and repair, Sublessee's obligation to surrender the Premises in good condition and repair shall be Subject to normal wear and tear and (i) damage to or destruction of the Premises arising from a casualty, (ii) any partial or complete condemnation or taking of the Premises, (iii) damage resulting from the negligence, willful misconduct, or breach of the Lease or this Sublease by Sublessor or its agents, contractors, employees, or invitees (collectively, "Sublessor's Agents"), (iv) damage resulting from the negligence, willful misconduct, or breach of the Lease by Lessor or its agents, (v) latent defects and conditions existing on the Premises or Second Property prior to the Commencement Date, and (vi) all alterations and improvements made to the Premises or the Second Property by Sublessee which Lessor specifically agrees will not be required to be removed upon expiration of the term of the Lease.

     3.3  Parking. Sublessee and Sublessee's employees and invitees shall have
          -------
the right to park in the areas designated for parking on the site plan attached hereto as Exhibit B.
          ---------

     3.4  Signage. It is Sublessor's understanding that the existing monument
          -------
sign at the Premises complies with local governmental regulations. Sublessee shall have the right to utilize any existing signage rights (and to modify the existing monument sign to place Sublessee's name thereon so long as such modifications comply with local governmental regulations), at the cost and expense of Sublessee.

4.  Term. The term of this Sublease shall commence on the date which is the
    ----
later of (i) the Effective Date, or (ii) the date on which Sublessee notifies Sublessor in writing that the conditions identified in clauses (a) and (b) of the second paragraph of Paragraph 25 below have been satisfied or waived ("Commencement Date"), but not later than the date which is (30) days following the Effective Date, and shall end on October 31, 1998 (such period herein referred to as the "term").


     The first sentence of Paragraph 5 of the Lease is hereby amended by deleting that portion of the sentence that begins with the words "but in that event" and replacing it with the following:

     "but in that event, the Commencement Date shall be revised to conform to the date of Sublessor's delivery of possession. The termination date of the Sublease shall be unaffected."

5.   Rent.
     -----

     5.1  Base Rent. Commencing on September 1, 1995, Sublessee shall pay to
          ---------
Sublessor as basic rental for the Premises ("Base Rent") the sum of Eighteen Thousand Six Hundred Dollars ($18,600) per month. Sublessee shall be entitled to immediate possession of the Premises upon the Commencement Date, but no Base Rent shall be due or payable by Sublessee prior to September 1, 1995. Sublessee shall pay Sublessor on execution hereof the Base Rent for the month of September 1, 1995. Base Rent shall be prorated, based on thirty (30) days per month, for any partial month during the Sublease term. Except as otherwise provided herein, Base Rent shall be payable without deduction, offset, prior notice or demand in lawful money of the United states at the address set forth in Paragraph 15.1, or at such other place or places as Sublessor may from time to time direct.


     5.2  Late Charge. Sublessee hereby acknowledges that late payment by
          -----------
Sublessee to Sublessor of Base Rent will cause Sublessor to incur costs not contemplated by this Sublease, the exact amount of which will be extremely difficult to ascertain. such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Sublessor by the terms of the Lease. Accordingly, Sublessee shall pay to Sublessor, as Additional Rent (defined in Paragraph 5.3 below), without the necessity of prior notice or demand (except as expressly provided below in this Paragraph 5.2), a late charge equal to ten percent (10%) of any installment of Base Rent which is not received by Sublessor within five (5) days after the due date for such installment. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Sublessor will incur by reason of late payment by Sublessee. In no event shall this provision for a late charge be deemed to grant to Sublessee a grace period or extension of time within which to pay any installment of Base Rent or prevent Sublessor from exercising any right or remedy available to Sublessor upon Sublessee's failure to pay such installment of Base Rent when due, including without limitation the right to terminate the Sublease, which remedies may be pursued by Sublessor after expiration of the time period set forth in, and in accordance with, Paragraph 30(a) of the Lease. Subject to the notice provision set forth below in this Paragraph 5.2, in the event any installment of Base Rent is not received by Sublessor by the thirtieth (30th) day after the due date for such installment, such installment shall bear interest at an annual rate set forth in Paragraph 16 below, commencing on the thirty-first (31st) day after the due date for such installment and continuing until such installment is paid in full. In addition, Sublessee shall pay all costs and attorneys' fees incurred by Sublessor in the collection of such amounts.

     In addition, Sublessee hereby acknowledges that late payment by Sublessee to Sublessor of Base Rent may cause Sublessor to incur the late payment charge set forth in the second paragraph of Paragraph 3(b) of the Lease. Subject to the notice provision set forth below in this Paragraph 5.2, in the event Sublessee fails to pay Base Rent to Sublessor within ten (10) days of the due date thereof and Sublessor is assessed a late charge by Lessor pursuant to said paragraph, Sublessee shall immediately upon demand by Sublessor pay to Sublessor the full amount of the late charge assessed by Lessor. Said charge shall be payable by Sublessee in addition to, and not in lieu of, the late charge specified in the immediately preceding paragraph. Notwithstanding the foregoing, Sublessee shall not be responsible for any late charge or fee arising from a Sublessor's Lease Default.

     The foregoing notwithstanding, before Sublessee is assessed a late charge hereunder or interest accrues on delinquent installments of Base Rent as provided above, (i) Sublessee shall have failed to pay an installment of Base Rent on or prior to the date such installment was due, and (ii) Sublessor shall have given Sublessee one (1) written notice during the immediately preceding twelve (12) month period that Sublessee has failed to pay an installment of Base Rent on or prior to the date such installment was due. No late charge shall be assessed nor shall interest accrue if the delinquent installment is paid by Sublessee within five (5) days after Sublessee's receipt of such written notice If in the twelve (12) month period following Sublessor's delivery of such written notice, (i) an installment of Base Rent is not paid within five (5) days after the due date for such installment or (ii) any installment of Base Rent is not received by Sublessor by the thirtieth (30th) day after the due date for such installment, then a late charge shall be payable and/or interest shall accrue with respect to such delinquent installment, as provided above. In addition, in the event such written notice given by Sublessor to Sublessee pursuant to this Paragraph 5.2 satisfies the requirements of California Code of Civil Procedure Sections 1161 and 1161.1 (or any successor or replacement statute), Sublessor shall not be required to give any additional notice in order to be entitled to commence an unlawful detainer proceeding after expiration of the ten (10) day period set forth in Paragraph 30(a) of the Lease.

     5.3  Additional Rent. In addition to the Base Rent due pursuant to
          ---------------
Paragraph 5.1 of this Sublease, but otherwise Subject to the terms hereof, Sublessee shall pay to Sublessor the additional rent (excluding the difference between basic monthly rent payable under the Lease and Base Rent payable hereunder) required to be paid by Sublessor to Lessor pursuant to Paragraphs 31 and 35 of the Lease (as modified by Paragraphs 9 and 11 hereof), and, following Sublessor's receipt of written notice from Sublessee, Sublessor shall pay such additional amounts required to be paid under any other provision of this Sublease, for the period commencing on the Commencement Date and continuing through the expiration of the Sublease term ("Additional Rent"). Additional Rent shall include all utilities and services described in Paragraph 37 of the Lease, which shall be paid by Sublessee directly to the providers of such services. Additional Rent shall also include all charges, costs and expenses and other sums which Sublessee is required to pay hereunder (together with all interest and charges that may accrue thereon in the event of Sublessee's failure to pay the same to the extent payable hereunder), and all damages, costs and expenses which Sublessor may incur by reason of any default by Sublessee shall be deemed to be Additional Rent hereunder. Additional Rent shall accrue commencing on the commencement Date. In the event of nonpayment by Sublessee of any Additional Rent, Sublessor shall have all rights and remedies with respect thereto as Sublessor has for the nonpayment of Base Rent, Subject to the ten (10) day notice period provided in Paragraph 30(a) of the Lease. Notwithstanding the foregoing, Sublessee shall not be required to pay Additional Rent to the extent such amounts become due by reason of a Sublessor's Lease Default, if such default is not cured within such ten (10) day period.

     5.4  Rents. The term "Rents" or "rent" as used in this Sublease shall mean
          -----
Base Rent and Additional Rent.


6.   Security Deposit. Concurrently with Sublessee's execution of the Sublease,
     ----------------
Sublessee shall deposit with Sublessor a security deposit ("Security Deposit") in the amount of Eighteen Thousand Six Hundred Dollars ($18,600). The Security Deposit shall be held (and/or applied or returned) by Sublessor as security for Sublessee's faithful performance of Sublessee's obligations hereunder, and not as prepayment of rent. If Sublessee shall at any time fail to keep or perform any term, covenant or condition of this Sublease, including, without limitation, the payment of Rents or those provisions requiring Sublessee to repair damage to the Premises caused by Sublessee or to surrender the Premises in the condition required pursuant to the Sublease, upon expiration of such time period as is provided hereunder for Sublessee to cure such failure, Sublessor may, but shall not be obligated to and without waiving or releasing Sublessee from any obligation under the Sublease, use, apply or retain the whole or any part of the Security Deposit reasonably necessary for the payment of any amount which Sublessor may spend by reason of Sublessee's default or as necessary to compensate Sublessor for any loss or damage which Sublessor may suffer by reason of Sublessee's default. In the event Sublessor uses or applies any portion of the Security Deposit, Sublessee shall, within fifteen (15) days after written demand by Sublessor specifying the amount and the reasons for application of all or a portion of the Security Deposit, remit to Sublessor sufficient funds to restore the Security Deposit to its original sum. Failure by Sublessee to so remit funds shall be a default by Sublessee under this Sublease. The Security Deposit, or so much thereof as is left after Sublessor cures any then outstanding defaults, shall be returned to Sublessee (or, at Sublessee's option, to the last assignee, if any, of Sublessee's interest hereunder) within fourteen
(14) days after termination of the Sublease and surrender of the Premises by Sublessee; provided, however, if any portion of the Security Deposit is to be applied to repair damages to the Premises caused by Sublessee, to clean the Premises or to remove alterations and restore the Premises pursuant to the terms of this

Sublease, then the balance of the Security Deposit shall be returned to Sublessee no later than thirty (30) days from the date Sublessor receives possession of the Premises.

     In the event Sublessee receives from Lessor all or any portion of the security deposit paid by Sublessor to Lessor under the Lease pursuant to the last sentence of Paragraph 4 of the Lease, Sublessee shall immediately deliver the same to Sublessor, except to the extent that Sublessor has failed to return the Security Deposit (or such portion thereof not previously applied by Sublessor to cure outstanding defaults of Sublessee) as and when required hereunder.

7.   Hazardous Materials.
     -------------------

     7.1  Hazardous Materials Defined. As used in this Sublease, the term
          ---------------------------
"Hazardous Materials" means any material, waste, chemical or byproduct that is or hereafter is defined or designated under Environmental Laws (as defined below) as a pollutant or as a contaminant, a hazardous or toxic Substance, waste or material, or any other unwholesome, hazardous, toxic, or radioactive Substance, waste, material, chemical or byproduct, or which is listed, regulated or restricted by any Environmental Law (including without limitation, petroleum hydrocarbons and any distillates or fractions thereof, polychlorinated biphenyls and asbestos). As used herein, the term "Environmental Laws" means any applicable federal, state, local or foreign law, statute, regulation, rule, ordinance, permit, license, order, requirement, agreement or approval, or any determination, judgment, directive or order of any executive or judicial authority at any federal, state or local level (whether now existing or Subsequently adopted or promulgated) relating to pollution or the protection of the environment natural resources or public health and safety.

     7.2  Permitted Materials. Except as expressly provided herein, neither
          -------------------
Sublessee nor Sublessee's agents shall cause or knowingly and willfully permit the introduction, placement, use, storage, manufacture, transportation, release or disposition (collectively, "Handling") of any Hazardous Material(s) on or about any portion of the Premises or the Second Property. Sublessee may use, keep and store in the Premises (i) Hazardous Materials of such types and volumes that individually or collectively would not require Sublessee to obtain a Hazardous Materials Storage Permit as defined in and pursuant to ordinances of the City of Sunnyvale, and/or (ii) such other Hazardous Materials which may be approved by Sublessor from time to time in Sublessor's reasonable discretion, in such quantities and volumes as are necessary to conduct Sublessee's business in the Premises (collectively, "Permitted Materials")

     Permitted Materials shall be used, kept, stored, disposed of, removed and transported in strict compliance with all Environmental Laws. Upon Sublessor's written request, but no more frequently than once every six (6) months, Sublessee shall provide Sublessor with a list that reasonably identifies all Hazardous Materials used, kept or stored by Sublessee in the Premises as to which Sublessee is required to obtain a Hazardous Materials Storage Permit. Sublessee shall promptly comply with any Environmental Law requiring modifications to the Premises that are intended to protect the Premises and the environment against the release of Hazardous Materials used, kept, stored, disposed of or transported by Sublessee. Sublessee shall obtain all necessary permits required to maintain the Permitted Materials and shall furnish Sublessor with copies of such permits or any plans, reports or other material required to be filed with any governmental authority relating to Sublessee's use of the Permitted Materials.

     Upon the expiration or sooner termination of this Sublease, Sublessee shall remove from the Premises and the Second Property, at its sole cost and expense, any and all Hazardous Materials then stored or kept on or about the Premises or Second Property by Sublessee.

     7.3  Sublessor's Inspection Rights. Sublessor shall have the right, upon
          -----------------------------
reasonable advance written notice to Sublessee, to inspect, investigate, sample and/or monitor (collectively, an "Inspection") the Premises and the Second Property, including any soil, water, groundwater or other sampling, to the extent reasonably necessary to determine whether Sublessee is complying with the terms of this Sublease with respect to Hazardous Materials. In the event any invasive physical work is to be performed as part of an Inspection, Sublessor shall provide Sublessee with written notice reasonably in advance of such work which describes in reasonable detail the work to be performed, the locations in the Premises or on the Second Property of such work, and the protocols to be employed. In connection with an Inspection, Sublessee shall provide Sublessor with reasonable access to all portions of the Premises; provided, however, that Sublessor (i) shall avoid any unreasonable interference with the operation of Sublessee's business on the Premises, and (ii) shall comply with all reasonable safety and business security restrictions of Sublessee that are communicated in advance to Sublessor. Sublessee shall have the right, but not the obligation, to accompany Sublessor during an Inspection. When conducting an Inspection, Sublessor shall comply with all applicable Environmental Laws and other applicable laws, ordinances, rules and regulations. Sublessor shall promptly provide Sublessee with a copy of any written report and/or data prepared respecting an Inspection. All costs incurred by Sublessor pursuant to this Subparagraph shall be the responsibility of Sublessor, unless an Inspection discloses the presence of Hazardous Materials and it is shown that Sublessee is in violation of the covenants contained in this Paragraph 7, in which event such costs shall be reimbursed by Sublessee to Sublessor as Additional Rent within ten (10) days after Sublessor's demand for payment.

     7.4  Investigation and Remediation. Sublessee shall immediately or as soon
          -----------------------------
thereafter as is practicable notify Sublessor of (i) Sublessee's receipt of any written notice of an inquiry, investigation or enforcement proceeding against Sublessee, the Premises or the Second Property concerning Hazardous Materials, or (ii) a test or investigation (other than Sublessee's routine auditing or inspections) initiated by Sublessee respecting the Premises or second Property concerning Hazardous Materials. Sublessee shall, within five (5) days after receipt by Sublessee, Submit to Sublessor copies of all inquiries, test and investigation results, and enforcement proceedings described above and copies of all reports and responses thereto prepared by or on behalf of Sublessee.

     If Sublessee or Sublessee's agents cause or knowingly and willfully permit a release of Hazardous Materials at the Premises or Second Property, Sublessee shall perform such investigations, undertake such monitoring of site conditions, and perform such clean-up, containment, restoration, removal and other remedial work (collectively, "Remedial Work") as is required under, and in compliance with, all Environmental Laws. All costs and expenses of such Remedial Work shall be paid by Sublessee, including without limitation, the charges of contractors and consulting engineers.

     7.5  Sublessee's Indemnity. Sublessee shall indemnify, defend and hold
          ---------------------
Sublessor and Sublessor's employees and agents harmless from and against any and all damages, claims, losses, governmental and quasi-governmental directives, orders, judgments, liabilities, penalties, fines, costs and expenses (including without limitation reasonable attorneys' fees and expenses) (collectively, "Environmental Claims") arising in connection with any Hazardous Materials Handled in, on, or under the Premises or the Second Property by Sublessee or Sublessee 5 agents.

     The foregoing indemnity shall not apply to, and Sublessee shall not be responsible to Sublessor for, the presence of Hazardous Materials on, under, or about the Premises or the Second Property to the extent caused by any third parties or by Sublessor or Sublessor's employees, agents, contractors or invitees.

     7.6  Sublessor's Indemnity. Sublessor shall indemnify, defend and hold
          ---------------------
Sublessee and Sublessee's employees and agents harmless from and against any and all Environmental Claims arising in connection with (i) any Hazardous Materials Handled by Sublessor or any assignee or Sublessee of Sublessor in, on, or under the Premises or the Second Property during the term of the Lease prior to the Commencement Date, (ii) any closure requirements imposed in connection with any Hazardous Materials Handled in, on, or under the Premises or the Second Property by Sublessor or any assignee or Sublessee of Sublessor prior to the Commencement Date, and (iii) any inspection, investigation, sampling and/or monitoring performed by Sublessor pursuant to this Paragraph 7.

     The foregoing indemnity shall not apply to, and Sublessor shall not be responsible to Sublessee for: (i) the presence of Hazardous Materials on, under, or about the Premises or the Second Property, except to the extent the source of same is Handling of Hazardous Materials in, on, or under the Premises or the Second Property (A) during the term of the Lease prior to the Commencement Date, or (B) by Sublessor's agents or contractors in connection with Sublessor's Inspections on or after the Commencement Date; (ii) the presence of Hazardous Materials on, under, or about the Premises or the Second Property caused by Sublessee or Sublessee's employees, agents, contractors or invitees, or (iii) the presence of Hazardous Materials in the Premises, or in the interior improvements in the Premises, originally installed or constructed by Lessor.

     7.7  Sublessor's Representation. To the actual knowledge of Sublessor,
          --------------------------
there has been no Handling of Hazardous Materials in, on, or under the Premises or the Second Property in violation of Environmental laws during the term of the Least prior to the date of execution of this Sublease by Sublessor. For purposes of the phrase "to the actual knowledge of Sublessor", "Sublessor" shall mean T.C. Selman, Group Vice President of Facilities and Human Resources.

     7.8  Survival. The provisions of this Paragraph 7 shall survive any
          --------
termination of the Sublease.

8.  Performance Under Lease and Sublease.
    -------------------------------------

     8.1  Repair of the Premises. Sublessor shall not be responsible to
          ----------------------
Sublessee for furnishing any repairs to the Premises which are the obligation of Lessor under the Lease (if any), it being understood that such obligations are solely those of Lessor pursuant to Paragraph 12(b) of the Lease. Unless such failure is caused by a Sublessor's Lease Default, the failure of Lessor to fulfill its obligations under the Lease or the exercise by Lessor of any rights specified in the Lease shall not (i) entitle Sublessee to any allowance, reduction or adjustment of Rents, (ii) make Sublessor liable to Sublessee, (iii) excuse or impair the obligation of Sublessee to perform or observe any of the terms or conditions of this Sublease, or (iv) entitle Sublessee to any claim of constructive eviction against Sublessor.

     8.2  Lessor's Default. If Lessor shall be in material default under the
          ----------------
Lease in any of its obligations to Sublessor with respect to the Premises, Sublessee shall be entitled to participate with Sublessor in the enforcement of Sublessor's rights against Lessor in accordance with the terms of this Paragraph
8.2. Promptly following receipt by Sublessor from Sublessee of written notice specifying the nature of Lessor's material default under the Lease and the basis for the claim or claims against Lessor (the "Lease Default Notice"), Sublessor shall use diligent efforts to require Lessor to comply with the terms and conditions of the Lease (including, without limitation, making written demand for performance by Lessor), provided that except as otherwise provided herein, Sublessor shall have no obligation to commence any action or proceeding against Lessor. Any steps, actions, or proceedings so instituted by Sublessor shall be at the expense of Sublessee, and any recovery or relief obtained shall be for the sole benefit of Sublessee (unless Sublessor has elected, as provided below, to cure the default by Lessor, in which event Sublessor shall be reimbursed from such recovery for all costs of such cure). Promptly following Sublessor's receipt of the Lease Default Notice, Sublessor may elect to (i) take action for the enforcement of Sublessor's rights against Lessor with respect to such default as provided herein, or (ii) cure any such default to the extent permitted pursuant to the provisions of the Lease. If sublessor does not elect to do either of the foregoing, Sublessee shall have the right to take enforcement action against Lessor in its own name and, for that purpose and only to such extent, all of the rights of Sublessor to enforce the obligations of Lessor under the Lease are hereby conferred upon and are assigned to Sublessee, and Sublessee hereby is subrogated to such rights (including the benefit of any recovery or relief); provided, however, if the foregoing assignment and subrogation is ineffective under applicable law, Sublessor shall, upon written demand from Sublessee, take such steps (including, if so specified by Sublessee, commencing litigation or seeking other relief from Lessor) in its own name to enforce the Lease at the expense of Sublessee. Notwithstanding the provisions of the immediately preceding sentence, in no event shall Sublessee be entitled to take such action in its own name if (i) such action would constitute a default under the Lease or (ii) there is a good faith disagreement between Sublessor and Sublessee as to whether or not Lessor has so defaulted. Should Sublessee take action against Lessor in its own name, or, if the foregoing assignment and Subrogation is ineffective under applicable law, should Sublessee require that Sublessor take action against Lessor in Sublessor's name, then Sublessee shall indemnify and hold Sublessor harmless from and against all loss, cost, liability, claims, damages and expenses (including without limitation reasonable attorneys' fees), penalties and fines incurred in connection with or arising from the taking of any such action by Sublessee, except to the extent caused by a Sublessor's Lease Default or by Sublessor's default under this Sublease or Sublessor's negligence or willful misconduct.

     8.3  Sublessor's Default. If Sublessor commits a material breach of any
          -------------------
provision of the Sublease or the Lease ("Sublessor's default"), Sublessee shall give Sublessor written notice specifying in what manner Sublessor allegedly has defaulted. If Sublessor's default is not cured by Sublessor within the period of time specifically provided for elsewhere in the Sublease or the Lease, or, if no such cure period is provided, within thirty (30) days after the delivery of such notice (except that if Sublessor's default cannot be cured within the thirty
(30) day period and Sublessor proceeds diligently thereafter to effect such cure), Sublessee, upon delivery of written notice to Sublessor, may cure Sublessor's default and Sublessor within twenty (20) days thereafter shall reimburse Sublessee for all costs and expenses (including reasonable attorneys' fees and court costs) reasonably incurred by Sublessee therefor, provided that if Sublessor fails to reimburse Sublessee within such twenty (20) day period, Sublessee may offset the amounts owing by Sublessor against the next installment or installments of Rents due hereunder. Notwithstanding the foregoing, if Sublessor's default materially and adversely affects Sublessee's rights to use and occupy the Premises under this Sublease, and if under the circumstances such default cannot be cured within a reasonable time or at a reasonable cost by either Sublessee or Sublessor, then Sublessee may terminate this Sublease upon thirty (30) days prior written notice to Sublessor.

9. Taxes. Sublessor shall deliver to Sublessee copies of all notices of property
   -----
tax payments and tax bills received from Lessor pursuant to Paragraph 31 of the Lease promptly upon receipt thereof by Sublessor. Sublessor represents and Sublessee acknowledges that the tax bill received by Sublessor pursuant to Paragraph 31 of the Lease includes the Premises and the Second Property and real property and building adjacent to the Premises. In order to permit Sublessor to remit tax payments timely to Lessor, Sublessee shall pay to Sublessor an amount equal to fifty percent (50%) of the total amount of such taxes not later than ten (10) days prior to the date such shall be due and payable. The foregoing notwithstanding, Sublessee shall not be required to make such payments to Sublessor on less than ten (10) days written notice. Sublessor shall remit such payments to Lessor in accordance with Paragraph 31 of the Lease.

10.  Damage or Destruction.
     ----------------------

     10.1  Uninsured Casualty. If ten percent (l0%) or less of the Premises and
           ------------------
the building of which the same are a part is damaged by an uninsured peril, Sublessor shall cause Lessor to promptly and diligently proceed to repair and restore the same to Substantially the same condition as existed prior to such damage of destruction as required under the Lease; provided, however, that should the damage be caused by the act, negligence, fault or omission of any duty with respect to the same by Sublessee, or its agents, servants, employees or invitees, Sublessee and not Lessor shall be so obligated to repair and restore.

     Sublessee acknowledges that under the Lease if the Premises are damaged by an uninsured peril rendering more than ten percent (10%) of the Premises unusable for the conduct of the business of Sublessor (as "Lessee" under the Lease), Lessor upon written notice given to Sublessor (as "Lessee" under the Lease) within thirty (30) days after the occurrence of such damage may elect to terminate the Lease; provided, however, that Sublessor may, within thirty (30) days after receipt of Lessor's notice of termination, elect to make any required repairs and/or restoration, in which event the Lease will remain in full force and effect as provided therein. Sublessor hereby grants Sublessee the right to elect to make the repairs (at Sublessee's sole cost) if the circumstances referred to in the preceding sentence occur, in which event, and provided Sublessee timely notifies Sublessor, Sublessor shall give notice of such election to Lessor before expiration of the thirty (30) day period referred to in the preceding sentence. If Sublessee elects to complete such repairs at its own expense in accordance with the foregoing, Sublessee shall indemnify, defend, protect and hold harmless Sublessor from all claims, losses, liabilities, expenses and costs (including reasonable attorneys' fees), but excluding the amount by which base rental payable under the Lease exceeds the Base Rent payable under the Sublease, incurred by Sublessor in connection with Sublessee's election. During any such repairs or restoration, Rents and all other amounts to be paid by Sublessee on account of the Premises shall abate in proportion to the area of the Premises rendered not reasonably suitable for the conduct of Sublessee's business.

     10.2  Insured Casualty. It the Premises are damaged or destroyed by fire or
           ----------------
other insured peril, and Lessor does not timely proceed with the repairs or restoration, Sublessee may request that Sublessor use diligent efforts to cause Lessor to perform pursuant to the Lease as provided in Paragraph 8.2 above. Sublessee acknowledges that Lessor shall not be obligated to repair and restore the Premises until either the insurer acknowledges that the loss is covered by insurance and sufficient proceeds of such insurance are made available to Lessor to pay the costs (including a reasonable allowance for contractor's profit and overhead not to exceed ten percent (10%) of the repairs and/or restoration), or Sublessee agrees to pay such costs to Lessor, in which case Sublessee shall indemnify, defend, protect and hold harmless Sublessor from all claims, losses, liabilities, expenses and costs (including reasonable attorneys' fees), but excluding the amount by which base rental payable under the Lease exceeds the Base Rent payable under the Sublease, incurred by Sublessor in connection with Sublessee's agreement to pay such costs to Lessor. If the existing laws do not permit the restoration, either Sublessor or Sublessee can terminate this Sublease immediately by giving notice to the other party.

     10.3  Termination Rights.
           ------------------

          (a) If the cost of restoration of damage to the Premises caused by a casualty exceeds the amount of proceeds received from the insurance required under Paragraph 11 of this Sublease (which insurance is maintained by Lessor), and if Sublessee has not agreed to pay the excess cost of repairs and/or restoration to Lessor, Lessor can elect to terminate the Lease as provided in Paragraph 32(b) thereof by giving notice to Sublessor within fifteen (15) days after determining that the restoration cost will exceed the insurance proceeds, in which case this Sublease also shall terminate automatically. Sublessor and Sublessee acknowledge that, under Paragraph 32(b) of the Lease, in the case of destruction to the Premises, if Lessor elects to terminate the Lease, Sublessor, within thirty (30) days after receiving Lessor's notice to terminate, can agree to pay to Lessor the difference between the amount of insurance proceeds and the cost of restoration in which case Lessor is required to restore the Premises. Sublessor agrees to give Sublessee prompt written notice following its receipt of Lessor's election to terminate the Lease, and Sublessee shall have the right to elect to pay to Lessor the difference between the amount of insurance proceeds and the cost of restoration, as provided in the preceding sentence, provided that notice of such election is delivered to Sublessor not less than three (3) business days prior to the expiration of said thirty (30) day period. If Sublessee makes such election timely, Sublessor shall give prompt written notice to Lessor of such election within the thirty (30) day period referred to in this paragraph. If Sublessee elects to complete such repairs at its own expense in accordance with the foregoing, Sublessee shall indemnify, defend, protect and hold harmless Sublessor from all claims, losses, liabilities, expenses and costs (including reasonable attorneys' fees), but excluding the amount by which base rental payable under the Lease exceeds the Base Rent payable under the Sublease, incurred by Sublessor in connection with Sublessee's election. Sublessor shall have no obligation to assure that Lessor properly applies any sums so contributed by Sublessee

     If Lessor elects to terminate the Lease and Sublessee does not elect to contribute toward the cost of restoration as provided herein, this Sublease shall terminate and all of the proceeds of the insurance shall be paid to Lessor; provided, however, that in the event such proceeds shall include any amounts paid for damage to or destruction of property belonging to Sublessee, Sublessee may request that Sublessor use diligent efforts to cause Lessor to pay over such amounts to Sublessee pursuant to Paragraph 8.2. If the Premises are destroyed or Substantially damaged within one year of the end of this Sublease term, Lessor, Sublessor, or Sublessee each shall have the option to cancel the Sublease, and all insurance proceeds on the real property shall be paid to Lessor. In the event Sublessee shall have paid all or a portion of the costs of any repairs or restorations for which Lessor Subsequently receives insurance proceeds, then to the extent that such insurance proceeds and Sublessee's payments exceed Lessor 5 cost of repair and/or restoration, Sublessee may request that Sublessor use diligent efforts to cause Lessor to reimburse Sublessee to the extent of Sublessee's payments pursuant to Paragraph 8.2.

          (b) In the event of a material casualty affecting the Premises or the Property, Sublessee shall have the right to obtain and Submit to Sublessor within thirty (30) days after the date of the casualty a written estimate (the "Contractor's Estimate"), prepared by a licensed contractor, stating the estimated time necessary to repair the damage to the Premises. Sublessee shall have the right to terminate this Sublease by giving written notice of termination to Sublessor within ninety (90) days after the date of the casualty if (i) the damage and the expected repair work materially interfere with the conduct of Sublessee's normal business, and (ii) either of the following
                                        ---
conditions are satisfied: (A) the repair work would take (based on the Contractor's Estimate) more than ninety (90) days to complete, or (B) Lessor is
                                                               --
not required to or otherwise refuses to
complete the repair of such damage. If the Premises (including reasonable means of access thereto) are not restored so that Sublessee can conduct its business from the Premises without unreasonable interference arising from the damage and repair work within a period which is thirty (30) days longer than the period stated in the Contractor's Estimate, Sublessee, within ninety (90) days after the expiration of such thirty (30) day period, may terminate this Sublease by delivering written notice to Sublessor of such termination. Any termination of the Sublease pursuant to this Paragraph 10.3(b) shall be effective as of the date Sublessee surrenders possession of the Premises to Sublessor. During the period from the event of damage to the date of such surrender, Rents and all other amounts to be paid by Sublessee on account of the Premises shall abate in proportion to the area of the Premises rendered not reasonably suitable for the conduct of Sublessee's business.

     10.4  No Repair By Sublessor. Sublessor shall have no obligation to
           ----------------------
rebuild, restore or repair the Premises in the event of any damage or destruction thereto, Sublessee acknowledging that such obligation is Lessor's pursuant to Paragraph 32 of the Lease ("Paragraph 32"). If Lessor elects to terminate the Lease pursuant to Paragraph 32, this Sublease shall terminate concurrently therewith without any liability of Sublessor to Sublessee. Notwithstanding any provision of Paragraph 32 to the contrary, Sublessor shall have no right to terminate the Lease or this Sublease under Paragraph 32 or this Paragraph 10 except to the extent Sublessee first elects to exercise the right to terminate the Sublease pursuant to Paragraph 10 of this Sublease.

     10.5  Rent Abatement. From the date of the casualty until the repairs are
           --------------
completed, Rents under the Sublease shall be abated in proportion to the extent to which the usable area of the Premises has been diminished as a result of the casualty and the repair work. In addition, if the damage or destruction affects any portion of the parking area or access roads needed for Sublessee's use and occupancy of the Premises, Rents shall be abated to the extent that such damage or destruction has a Substantial and material adverse effect on Sublessee's ability to conduct its business from the Premises.

11.  Property Insurance. Sublessor represents to Sublessee, and Sublessee
     ------------------
acknowledges, that Lessor maintains the insurance required to be carried under Paragraph 35 of the Lease, and that Sublessor reimburses Lessor for the cost of such coverage upon invoice to Sublessor by Lessor. Sublessor further represents to Sublessee and Sublessee acknowledges that the insurance coverage maintained by Lessor, and therefore the insurance premium invoice received by Sublessor includes the Premises and the Second Property and real property and building adjacent to the Premises. Sublessee shall pay to Sublessor an amount equal to fifty percent (50%) of the total amount of such insurance premium invoice within ten (10) days after receipt by Sublessee of Sublessor's invoice or billing therefor.

     Sublessor shall remit such payments to Lessor in a timely manner.

     Sublessor shall forward copies of all insurance amendments, notices and correspondence relating to the same concerning the Premises within fifteen (15) days after receipt by Sublessor.

12.  Indemnification and Liability Insurance.
     ----------------------------------------

     12.1  Waiver of Claims: Indemnity.
           ----------------------------

          (a) Sublessee, as a material part of the consideration to be rendered to Sublessor, waives all claims against Lessor and Sublessor for damages to goods, wares and merchandise, and all other personal property in, upon or about the Premises and for injuries to persons in or about the premises, from any cause arising at any time except to the extent such injuries or damages are caused by the negligence or willful misconduct of the Sublessor or Lessor, or their respective agents, servants, employees, invitees, or contractors, and Sublessee will hold Lessor and Sublessor exempt and harmless from any damage or injury to any person or to the goods. Wares and merchandise and all other personal property of any person, arising out of and in connection with the use or occupancy of the Premises by Sublessee, or from the failure of Sublessee to keep the Premises in good condition and repair except to the extent any such injuries or damages are caused by the negligence or willful misconduct of Sublessor or Lessor, or their respective agents, servants, employees, invitees, or contractors.

     Sublessor and Lessor shall not be liable to Sublessee for any injury or damage that may result to any person or property by or from any cause whatsoever except to the extent that the injuries or damages are caused by the negligence or misconduct of Sublessor or Lessor, or their respective agents, servants, employees, invitees, or contractors. The foregoing exculpation of Lessor and Sublessor expressly extends to injury or damage caused by water or vapor leakage of any character from the roof, walls, pipes or any other part of the Property, or caused by gas, oil, electricity, or any other cause in or about the Premises or the building. Sublessee agrees to hold Sublessor and Lessor harmless for and to defend Sublessor and Lessor against, any and all claims or liability for any death of or injury to any person or damage to any property whatsoever, occurring in, on or about the area or facilities of the building (including without limiting the generality of the foregoing, elevators, stairways, passageways, hallways, or parking areas) excepting only to the extent that such death, injury or damage shall be caused by the negligence or misconduct of the Sublessor or Lessor or of their respective agents, employees or contractors.

          (b) Sublessor and Sublessee (and, upon execution of the consent attached hereto, Lessor) each hereby waive their respective claims against each other and against Lessor and their respective rights of Subrogation for the benefit of the others, to the extent that any loss or damage (i) is insured against under insurance policies actually carried by the parties, and (ii) would have been insured under any insurance policy that is required to be carried by Lessor, Sublessor, or Sublessee, under this Sublease or the Lease, irrespective of whether such policy actually is in force at the time such loss occurs. Sublessor and Sublessee hereby agree that the waiver of claims and Subrogation rights set forth herein and in Paragraph 34 of the Lease shall be deemed an agreement by and among Lessor, Sublessor, Sublessee.

     12.2  Liability Insurance.
           --------------------

           (a) Sublessee shall secure and keep in force a public liability insurance and property damage policy covering the premises and the Second Property, insuring the Sublessee and naming Sublessor and Lessor (and Lessor's mortgage lender, if required) as additional insured(s) with regard to Sublessee's use or occupancy of the Premises. A copy of the policy shall be delivered to Sublessor and Lessor and the minimum limits of coverage thereto shall be not less than $3,000,000.00 per occurrence for personal injury and for damage to property.

           (b) All policies required to be maintained by Sublessee pursuant to the terms of this Sublease shall be issued by companies of recognized financial standing authorized to do insurance business in California. Sublessee shall pay all the premiums and costs therefor and shall deliver to Sublessor and Lessor annually copies of or certificates of the insurer that said policies are in effect. should Sublessee fail to effect, maintain or renew any insurance provided for in this Sublease, or to pay any cost of premium therefor, or to deliver to Sublessor or Lessor any of such policies or certificates, then in any of said events, Sublessor, at its option, but without obligation to do so, may, upon five (5) days written notice to Sublessee of its intention so to do, procure such insurance and any sums expended by it to procure any such insurance shall be Additional Rent hereunder and shall be repaid by Sublessee within five
(5) days following the date on which written notice of such expenditure shall be given by Sublessor to Sublessee. Sublessee shall obtain a written undertaking from each insurer that cancellation or reduction in coverage of said policy(ies) cannot be had without notification to Sublessor and Lessor and any loss payee at least thirty (30) days prior thereto.

13.  Eminent Domain.
     ---------------

     13.1  Total Taking. If the whole of the Premises shall be taken or
           ------------
condemned by any competent authority for any public or quasi-public use or purpose, then the term of this Sublease shall automatically end upon the date when the possession so taken shall be required for such use or purpose, and current rent and taxes shall be apportioned as of the date of such termination.

     13.2  Partial Taking. If only part of the Premises shall be so taken and a
           --------------
part thereof remains which is reasonably susceptible for occupation by Sublessee hereunder for the purposes for which Sublessee has entered into this Sublease, this Sublease shall, as to the part so taken, terminate as of the date when the possession so taken shall be required, and the rent and all other sums payable by Sublessee on account of the Premises hereunder, shall be adjusted as provided below. If, after the taking of a portion of the Premises, there does not remain a portion reasonably susceptible for Sublessee's occupation hereunder, this Sublease shall thereupon automatically terminate in the manner is if the whole Premises had been taken. Whether all or part of the Premises be taken, all compensation awarded upon such taking with respect to the real property and improvements shall go to Lessor, and Sublessee shall have no claim thereto, nor shall Sublessee have claim against Lessor for any loss, damage, or for any other reason alleged to result therefrom, provided, however, that Sublessee shall in no event be precluded hereby from perfecting its own claim against the authority or taker for damages for the taking of its leasehold interest, personal property; fixtures; or expenses incurred in, or as a result of, any eminent domain action. In the event of a partial termination of this Sublease under this Paragraph 13 or under Paragraph 22 of the Lease, Rents shall be reduced, based on the ratio that the number of square feet of the Premises so taken bears to the total square feet comprising the Premises. In the event any taking of the Premises under power of eminent domain results in Substantial and material interference with Sublessee's ability to conduct its business from the Premises, Sublessee shall have the right to terminate this Sublease by delivering written notice thereof to Sublessor.

     13.3  Sublessor's Termination Rights. Sublessor shall not be entitled to
           ------------------------------
terminate this Sublease as the result of any taking of the Premises, except to the extent that Lessor terminates the Lease pursuant to Paragraph 22 thereof, in which event the Lease and this Sublease shall terminate concurrently therewith without any liability of Sublessor to Sublessee arising from such termination.

14.  Lessor's Consent: Lease Limitations.
     -----------------------------------

     14.1  Lessor's Consent. Sublessee acknowledges that as to certain matters
           ----------------
set forth in this Sublease, Sublessor has rights of approval or disapproval. In addition, Sublessee acknowledges that as to certain matters set forth in the Lease, Lessor has rights of approval or disapproval. If any matter requiring Sublessor's approval but not Lessor's approval is Submitted to Sublessor by Sublessee for Sublessor's approval, Sublessor shall not unreasonably withhold, delay or condition its approval and shall respond to Sublessee in a timely manner, not to exceed ten (10) business days after Sublessor's receipt of written request for such approval. If any matter requires Lessor's approval under the Lease (irrespective of whether such matter also requires Sublessor's consent under this Sublease), Sublessor shall Submit the same to Lessor for approval within ten

(10) business days after Sublessor's receipt of written request from Sublessee, and Sublessor shall use reasonably diligent efforts to obtain Lessor's approval of such matter. If Lessor approves such matter, Sublessor also shall. be deemed to have consented thereto. If Lessor disapproves any such matter, Sublessor shall have no liability to Sublessee by reason of such refusal.

     14.2  Lease Limitations Except as otherwise provided herein, this Sublease
           -----------------
is not intended to provide Sublessee with any rights or remedies in addition to those set forth in the Lease.

15.  Notices.
     -------

     15.1  General. Notices given under this Sublease (including notices given
           -------
under Paragraph 30(a) at the Lease as incorporated herein) shall be given strictly in accordance with the provisions hereof in order to ensure that the recipient receives actual notice thereof or that the recipient knowingly and voluntarily refuses delivery thereof. Any notice required or desired to be given under this Sublease shall be in writing and all notices shall be given by personal delivery or by reputable overnight courier for delivery to the recipient on business days, during normal business hours, at the addresses set forth below.

           To Sublessor:  Intermedics, Inc.
                          c/o SULZERMEDICA USA, INC.
                          4000 Technology Drive
                          Angleton, TX 77515
                          Attention:  T.C. Selman

           To Sublessee:  Power Integrations, Inc.
                          411 Clyde Avenue
                          Mountain View, CA 94043
                          Attn:  President and Chief Financial Officer

     Notwithstanding the foregoing, from and after the commencement of occupancy of the Premises by Sublessee, Sublessee's address for purposes of this paragraph shall be deemed to be the address of the Premises. Either party may change its address for purposes of notice by giving notice of such change of address to the other party in accordance with the provisions of this paragraph. Any notice given pursuant to this paragraph shall be deemed served or delivered upon actual receipt or upon refusal of such service or delivery, provided that delivery or service shall be effective only if the recipients specified above (or a responsible agent thereof acting on their behalf) acknowledge receipt thereof in writing. If service or delivery of any notice is refused, then the party attempting to make service or delivery promptly shall send to the intended recipient a follow-up notice by registered or certified U.S. mail, postage prepaid with return receipt requested, at the address of the recipient specified above, specifying that the receiving party has refused delivery of the original notice. If the follow-up notice referred to in the preceding sentence is sent within one (1) business day after the party sending the notice receives notice from the courier that the recipient has refused delivery, then the intended recipient shall be deemed to have received the original notice as of the date service thereof was refused, irrespective of when, if ever, the recipient actually receives the follow-up notice. However, if the follow-up notice is not sent within one (1) business day after the party sending the original notice receives notice from the courier that the recipient has refused delivery of the original notice, then the intended recipient shall be deemed to have received the original notice as of the date the follow-up notice is actually sent.

     15.2  Notices from Lessor. Sublessee and Sublessor shall each send to the
           -------------------
other a copy of all notices and other communications received from Lessor within forty-eight (48) hours of receipt. All such notices shall be delivered in accordance with Paragraph 15.1 hereof.

16.  Interest. Subject to the notice provisions contained in Paragraph 5.2, any
     --------
payment due from Sublessee, except for Base Rent received by Sublessor within thirty (30) days after the same is due, shall bear interest from the date due until paid, or with respect to Base Rent from the thirty-first (31st) day after the due date until paid, at an annual rate equal to the greater of: ten percent (10%); or five percent (5%) plus the rate established by the Federal Reserve Bank of San Francisco, as of the twenty-fifth (25th) day of the month immediately proceeding the due date, on advances to member banks under Sections 13 and 13(a) of the Federal Reserve Act, as now in effect or hereafter from time to time amended, not to exceed the maximum rate allowable by law. In Addition, Sublessee shall pay all costs and attorneys' fees incurred by Sublessor in the collection of such amounts.

17.  Rent Abatement. Notwithstanding anything in the Lease or this Sublease to
     --------------
the contrary, and in addition to any rent abatement to which Sublessee otherwise is entitled, in the event that Sublessee is prevented from using the Premises or any material portion thereof, for five (5) consecutive days or ten (10) days in any twelve (12) month period (the "Eligibility Period") as a result of the presence of Hazardous Materials in, on or around the Premises or the Second Property which (i) are not Hazardous Materials Handled in, on, or under the Premises or the Second Property by Sublessee or Sublessee's agents and (ii) in the determination of the governmental agency having jurisdiction over such Hazardous Materials poses a health risk to occupants of the Premises, then Rents shall be abated after expiration of the Eligibility Period for such time that Sublessee continues to be so prevented from using the Premises or such portion thereof, in the proportion that the rentable area of the portion of the Premises that Sublessee is prevented from using bears to the total rentable area of the Premises. However, in the event that Sublessee is so prevented from so conducting its business in any material portion of the Premises for a period in excess of the Eligibility Period, and the remaining portion of the Premises is not sufficient to allow

Sublessee to conduct its business therein, then for such time after expiration of the Eligibility Period during which Sublessee is so prevented from conducting its business therein, Rents for the entire Premises shall be abated; provided, however, if Sublessee reoccupies and conducts its business from any portion of the Premises during such period, the Rents allocable to such reoccupied portion, based on the proportion that the rentable area of such reoccupied portion of the Premises bears to the total rentable area of the Premises, shall be payable by Sublessee from the date such business operations commence.

18.  Entry By Sublessor. Upon prior written notice, Sublessee shall permit
     ------------------
Sublessor and Lessor and their respective agents to enter into and upon the Premises, at such times as Sublessor or Lessor, as the case may be, and Sublessee mutually agree, for the purpose of inspecting the same or for the purpose of maintaining the building in which the Premises are situated, or for the purpose of making repairs, alterations or additions to any other portion of said building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required without any rebate of rent and (except as otherwise provided herein) without any liability to Sublessee for any loss of occupation or quiet enjoyment of the Premises thereby occasioned, provided, that Sublessor and Lessor shall act so as to avoid any unnecessary interference with Sublessee's business operations. Sublessee shall permit Lessor and its agents, at any time within ninety (90) days prior to the expiration of this Sublease, to place upon the Premises any usual or ordinary "For Sale" or "For Rent" signs and exhibit the Premises to prospective tenants at reasonable hours. Sublessee shall not unreasonably refuse to agree to permit Sublessor or Lessor or their respective agents to enter the Premises for the purposes stated herein.

     Notwithstanding the foregoing, Sublessor may enter the Premises only during reasonable times after giving written notice to Sublessee not less than twenty-four (24) hours before such proposed entry, provided that Lessor or Sublessor may enter the Premises immediately and without prior notice if reasonably required in the case of an emergency. At all times during any entry by Sublessor, Sublessee shall have the right to require that an employee of Sublessee accompany Sublessor, and Sublessor shall comply in all respects with Sublessee's customary security precautions. If Sublessor exercises its right of entry upon the Premises, Sublessor shall use its best efforts to minimize the disruption of Sublessee's business. If Sublessor's conduct during any entry Substantially interferes with the conduct of Sublessee's business, Sublessee shall be entitled to an abatement of rent for the period of time equal to the duration of the disruption.

19.  Assignment and Subletting. Notwithstanding any provision of the Lease or
     -------------------------
this Sublease to the contrary, Sublessee may assign this Sublease at any time, or Sublease all or part of the Premises, without receipt of Sublessor's consent, to any entity which acquires all or part of Sublessee, or which is acquired in whole or in part by

Sublessee, or which is controlled directly or indirectly by Sublessee, or which is under common control with Sublessee, or which entity controls, directly or indirectly, Sublessee ("Affiliate"), or which owns or is owned by the Affiliate, so long as such transaction was not entered into as a Subterfuge to avoid the obligations and restrictions of this Sublease.

20.  Alterations and Additions. Excepting only non-structural alterations not
     -------------------------
exceeding Ten Thousand Dollars ($10,000.00) in cost for any item of work, Sublessee shall not make, or suffer to be made, any alteration or addition to the Premises, or any part thereof, without the written consent of Sublessor first had and obtained by Sublessee, which consent shall not be unreasonably withheld. Any addition or alteration to the Premises, except movable furniture and trade fixtures, shall become, at the option of Lessor, a part of the realty and belong to Lessor. Alterations and additions which are not to be deemed as trade fixtures shall include heating, lighting, electrical systems, air conditioning, partitioning (except as stated below), carpeting, or any other installation which has become an integral part of the Premises. Notwithstanding the above, Sublessor agrees that additions and alterations installed by Sublessee which do not become an integral part of the Premises, such as, but not limited to, portable metal partitioning shall be considered movable furniture or trade fixtures and shall remain the property of the Sublessee. Sublessee agrees not to proceed to make such alterations or additions, after having obtained consent from Sublessor to do so, until two days from the receipt of such consent, in order that Sublessor may post appropriate notices to avoid liability to contractors or material suppliers for payment of Sublessee's improvements. Sublessee will at all times permit such notices to be posted and to remain posted until the completion of the work.

21.  Abandonment. Sublessee shall not abandon the Premises at any time during
     -----------
the term; and if Sublessee shall abandon or surrender the Premises, or be dispossessed by process of law, any personal property belonging to Sublessee and left on the Premises shall be deemed to be abandoned, at the option of the Sublessor, except such property as may be mortgaged to Sublessor. Notwithstanding the foregoing, Sublessee may vacate the Premises so long as Sublessee continues to pay the Rents required to be paid hereunder.

22.  Subordination. At Lessor's option, this Sublease shall be Subordinated to
     -------------
any mortgage or deed of trust which is now or shall hereafter be placed upon the Premises, and Sublessee agrees to execute and deliver any instrument, releases or other documents, without cost to it, which may be deemed necessary to further effect the Subordination of this Sublease to any such mortgage or deed of trust; provided that the mortgagee or beneficiary under such deed of trust, prior to the commencement of the lease term or at the time such Subordination is requested, shall deliver to Sublessee a written undertaking on its behalf and on behalf of its successors and assigns to permit Sublessee to occupy the Premises under the terms of this

Sublease so long as Sublessee is not in default if there shall be a foreclosure or sale under such mortgage a deed of trust, or conveyance in lieu of foreclosure or similar transfer, which undertaking shall be binding upon any Subsequent assignee or transferee of such parties. Failure of Sublessee to execute any such instruments, releases or documents shall constitute a default hereunder.

23.  Offset Statement. Sublessee shall, at any time and from time to time, upon
     ----------------
not less than ten (10) days prior to request by Lessor or Sublessor, execute, acknowledge and deliver to Lessor or Sublessor, as the case may be, a statement certifying the date of commencement of this Sublease, that the Sublease is unmodified and in full force and effect (or if there have been any modifications, that the Sublease is in full force and effect, as modified, and stating the date of the modifications), and further stating the dates to which the rental has been paid, and setting forth such other matters as may reasonably be required by the Lessor or the Sublessor, as the case may be. Sublessor agrees to provide Sublessee with similar statements within ten (10) days following written request therefor by Sublessee. The parties intend that any such statement delivered pursuant to this paragraph may be relied upon by any mortgagee or beneficiary of a deed of trust or by any prospective purchaser of the Premises.

24.  General.
     -------

     24.1  Counterparts. This Sublease may be executed in counterparts, each of
           ------------
which shall be deemed an original for all purposes and together shall constitute one instrument.

     24.2  Construction of Sublease Provisions. This Sublease shall not be
           -----------------------------------
construed either for or against Sublessee or Sublessor, but shall be construed in accordance with the general tenor of the language to reach a fair and equitable result.

     24.3  Entire Agreement. This Sublease, together with all exhibits attached
           ----------------
hereto, is the entire agreement between the parties with respect to the Premises, and there are no binding agreements or representations between the parties except as expressed herein. Any agreements, warranties or representations not expressly contained herein shall in no way bind either Sublessor or Sublessee, and Sublessor and Sublessee expressly waive all claims for damages by reason of any statement, representation, warranty, promise or agreement, if any, not contained in this Sublease. This Sublease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, whether written or oral, between Sublessor and Sublessee with respect to the Premises. No addition to, or modification of, any term or provision of this Sublease shall be effective until and unless set forth in a written instrument signed by both Sublessor and Sublessee.

     24.4  Exhibits. All exhibits attached to this Sublease shall be deemed to
           --------
be incorporated herein by the individual reference to each such exhibit, and all such exhibits shall be deemed a part of this Sublease as though set forth in full in the body of the Sublease.

     24.5  Attorneys' Fees. Any reference to "attorneys' fees" contained in this
           ---------------
Sublease or the Lease shall include, without limitation, an allocable portion of the internal legal costs of Sublessor or Sublessee, as the case may be.

25.  Conditions Precedent to Sublease. This Sublease is expressly conditioned
     --------------------------------
upon Lessor's consent hereto. Sublessor agrees to use reasonable efforts to obtain the consent of Lessor to this Sublease as soon as reasonably possible following execution of this Sublease by Sublessor and Sublessee. In the event that Consent (as defined below) is not obtained within fifteen (15) days following the Submittal of this Sublease by Sublessor to Lessor for consent, either Sublessor or Sublessee shall have the right to terminate this Sublease by providing written notice thereof to the other unless Consent is obtained prior to the giving of any such notice, in which event such notice shall be of no force or effect. In the event such written notice of termination is given following the lapse of such fifteen (15) day period and prior to Consent being obtained, this Sublease shall be deemed null and void and neither Sublessor nor Sublessee shall have any liability or obligations to the other hereunder. For purposes of this paragraph, "Consent" shall mean the date upon which Lessor's unconditional consent to this Sublease has been obtained or, in the event such consent is conditional, the date upon which such conditions have been fully satisfied (or waived by Lessor).

     In addition, notwithstanding any other provision herein to the contrary, this Sublease and Sublessee's obligations hereunder shall be Subject to the following conditions precedent, each of which shall be satisfied or waived by Sublessee in writing within thirty (30) days following the Effective Date: (a) approval by Sublessee of the environmental status of the Second Property and the areas located within the vicinity of the Second Property, as shown in a "Phase I" environmental report to be prepared by an environmental consultant acceptable to Sublessee, (b) Sublessee's confirmation that all permits and approvals required by any governmental authorities for Sublessee's use and occupancy have been obtained, and (c) the execution by Sublessor, Sublessee and the tenant of the adjacent building of a letter agreement, confirming Sublessee's exclusive right to park in the areas designated for parking on the site plan attached hereto as Exhibit B. If the conditions referred to in the preceding sentence are
          ---------
not satisfied or waived by Sublessee in writing within thirty (30) days after the Effective Date, then this Sublease automatically shall terminate on said thirtieth (30th) day. In the event the Commencement Date has occurred prior to such termination, Sublessee shall immediately surrender possession of the Premises to Sublessor in the condition required by this Sublease as of the effective date of the termination hereof. Sublessee shall have no claim for reimbursement for the cost of any work or alterations performed by Sublessee prior to such termination. If the Premises are not so surrendered by Sublessee, Sublessee shall indemnify, defend and hold Sublessor harmless from and against any loss, damage, expense, claim or liability resulting from delay by Sublessee in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant or losses to Landlord due to lost opportunities to lease to succeeding tenants.

     IN WITNESS WHEREOF, the parties have executed this Sublease effective as of the date first set forth above.

                                 SUBLESSOR

                                 INTERMEDICS, INC.,
                                 a Delaware corporation


                                 By: ________________________________

                                 Its ________________________________

                                 SUBLESSEE

                                 POWER INTEGRATIONS, INC.,
                                 a California corporation


                                 By: ________________________________

                                 Its ________________________________

                                  EXHIBIT "A"

                                 SECOND LEASE


     THIS LEASE is made and entered into this 25th day of October, 1982, by and between MATHILDA DEVELOPMENT, a California Limited Partnership, hereinafter called "Lessor", and INTERMEDICS, INC., a Texas corporation, hereinafter called "Lessee".

                                  WITNESSETH

     WHEREAS, Lessor and Lessee entered into a certain Lease Agreement on the twelfth (12th) day of December, 1979, (the First Lease") for the lands and certain building improvements constructed thereon in the City of Sunnyvale, County of Santa Clara, California, more particularly described as Parcel 1 in Exhibit A attached to the First Lease; and WHEREAS, Lessor and Lessee entered into a certain Option Agreement ("Option Agreement") on the twelfth (12th) day of December, 1979 to lease property described as Parcel 2 in Exhibit A attached to the First Lease together with a building to be constructed thereon (the "Second Property"); and

     WHEREAS, Lessee has exercised said option and said option agreement requires the execution of a new lease (the Second Lease") for the Second Property.

     NOW, THEREFORE, it is mutually agreed by and between the above parties as follows:

     1. Premises. Lessor hereby leases to Lessee, and Lessee hereby hires from
        --------
Lessor, on the terms and conditions hereinafter set forth, those certain premises described in Exhibit "A" attached hereto (the "Second Property" or the "Property") improved in accordance with plans and specifications which are marked Exhibit "B" and made a part hereof by reference.

     2. Term. The term of this Lease shall be for a period of fifteen (15) years
        ----
commencing on the first day of August, 1983 and ending at midnight on the 31st day of July, 1998.

     3. Rental.
        -------

     (a) Lessee agrees to pay to Lessor as basic rental for the Property, the sum of Seven Million, Two Hundred Fifty One Thousand Seventy Five Dollars ($7,251,075.00), payable in lawful money of the United States on or before the first day of each and every month as follows:

          (i) Forty Thousand Two Hundred Eighty-Three and 75/100 Dollars ($40,283.75) upon execution of the Lease constituting the rental for the first month of the term hereof, and Forty Thousand Two Hundred Eighty Three and 75/100 Dollars ($40,283.75) on the first day of the second month of the term and on the first day of each succeeding month through the sixtieth month of the term.

          (ii) on the first day of the sixty-first month of the term hereof, and on the first day of each succeeding month through the one hundred twentieth month hereof, the sum of Forty Thousand Two Hundred Eighty-Three and 75/100 Dollars ($40,283.75), plus such increase in the rental as shall be computed as follows:

               Commencing on the sixty first month of the term hereof, the monthly basic rental shall be increased based on the percentage increase in the Consumer Price Index, published by the U.S. Department of Labor, San Francisco-Oakland Average for All Urban Consumers, All Items (the "Consumer Price Index"), as such Index of the sixty-first month of the term hereof bears to such Index of the date of occupancy hereof; provided, that in no event, however, shall the new basic monthly rental exceed one hundred forty percent (140%) of the basic monthly rental due during the preceding five lease years, nor shall the new basic monthly rental be less than the basic monthly rental due in the preceding five lease years.

               (iii) Commencing on the one hundred twenty first month of the term hereof, the basic monthly rental for the remainder of the original term hereof shall be the basic monthly rental for the preceding five Lease years increased based upon the aggregate of the annual percentage increases in the Consumer Price Index for each of the preceding five (5) lease years; provided, however, in no event shall the new basic monthly rental exceed one hundred forty percent (140%) of the basic monthly rental due during the preceding five lease years, nor shall the new basic monthly rental be less than the basic monthly rental due in the preceding five lease years.

               (iv) By provisions hereof, Lessee enjoys the option of renewing this Lease for two consecutive additional five year terms, as set forth hereinafter. In the event Lessee should exercise such option to renew, Lessee agrees to pay to Lessor those rentals determined by the formula set forth in Paragraph 38 hereof.

          (b) All rentals, and additional rentals, due Lessor shall be timely paid, free from all claims and demands against Lessor of any kind, nature or description whatsoever, and without

                                      2.

deduction or offset, at such place or places as may be designated from time to time by Lessor. If the Lease term commenced other than on the first day of a calendar month, the first and last month's rental shall be prorated accordingly. Should Lessee assume beneficial occupancy of all or a portion of the premises before the commencement of the full lease term, Lessee shall pay rent to Lessor at a rate of four and four tenths cents ($.044) for each square foot of the building so occupied for each day so occupied, beginning an the date of such occupancy or May 1, 1983, whichever is later, until such time as the full monthly rental shall commence to be due as provided herein.

     In the event any monthly rental payment provided for herein is not paid within ten (10) days of the due date thereof (i.e., on or before the tenth day of the month), Lessee shall pay to Lessor a sum equal to any late payment charge, or penalty, assessed by the lending institution holding any notes secured by a Deed of Trust on the Property; provided, however, that if said payment is actually delivered to Lessor after the tenth day of the month, but on or before the date which is seven (7) days prior to the date of the month on which the regular monthly payment on said note is due, which date Lessor shall inform Lessee at commencement of the term of this Lease and promptly upon any Subsequent change thereof, Lessee shall have no such obligation, but shall be required to pay a One Hundred Fifty Dollar ($150.00) late charge.

     (c) Lessor and Lessee hereby agree that the rental set forth in 3(a) and 3(b) herein has been determined by the formula established in the Option Agreement as amended and as act forth kit the "Revised Rental Proposal" dated July 29, 1982 from Mathilda Development to Intermedics. The parties further agree that upon completion of the building on the Second Property, Mathilda shall render a certified statement of costs ("Actual Costs") along with a copy of the take-out loan commitment to Intermedics and that the parties will enter into an amendment to this Lease setting forth the rental as determined by the formula set forth in the Option Agreement using the actual construction cost of the building on the Second Property and modifying the above subparagraphs of this lease to reflect the final rental amounts; provided however, that so long as the costs of tenant improvements are no greater than the amount specified in the Revised Rental Proposal, the basic rental shall not exceed that provided for in Paragraph 3(a) above,

     4. Security Deposit. Lessee has deposited with Lessor Twenty Thousand Dollars ($20,000.00) as security for the full

                                      3.

and faithful performance of each and every term, provision, covenant and condition of this Lease. In the event Lessee defaults in respect of any of the terms, provisions, covenants, or conditions of this Lease, including, but not limited to the payment of rent, Lessor may use, apply or retain the whole or any part of such security for the payment of any rent in default or for any other sum which Lessor may spend or be required to spend by reason of Lessee's default. Should Lessee faithfully and fully comply with all of the terms) provisions, covenants and conditions of this Lease, the security or any balance thereof shall be returned to Lessee or, at the option of Lessor, to the last Sublessee of Lessee's interest in this Lease at the expiration of the term hereof. Lessee shall not be entitled to any interest on said security deposit

     5. Possession. If Lessor, for any reason whatsoever, cannot deliver possession of the said premises to Lessee by the commencement of the said term, as hereinbefore specified in Paragraph 2 of this Lease, this Lease shall not be void or violable, nor shall Lesser, or Lessor's agents, be liable to Lessee for any loss or damage resulting therefrom; but in that event, the commencement and termination dates of the Lease and all other dates affected thereby shall be revised to conform to the date of Lessor's delivery of possession. The above is, however, Subject to the provision that the period of delay of delivery of the premises shall not exceed (i) ninety (90) days from the commencement date herein, plus (ii) any additional time permitted under Paragraph 41(e). If the period of delay of delivery exceeds the foregoing, Lessee, at his or its option, may declare this Lease null and void and Lessor shall return any security deposit and rental advanced by Lessee.

     6.  Improvements and Completion.
         ----------------------------

         (a) Lessor shall proceed with due diligence, and use its best efforts, to construct the building and all improvements to the Property, in accordance with the working drawings, plans and specifications (herein called the "plans" and marked Exhibit "B"). The parties acknowledge that the final plans have not yet been agreed upon and that they will be Substituted for Exhibit B at such time as they are agreed upon.

     Said building and improvements shall be deemed to have been completed, and Lessor shall be deemed to have delivered possession, and rent shall commence one hundred (100) days following completion of the building shell improvements required to be constructed by Lessor, including the parking lot, utilities to the building and satisfactory access to the

                                      4.

interior to the building and satisfactory access to the interior such that construction of the interior improvements can be commenced, all as certified by the independent project structural engineer, provided that such date of possession and rental commencement shall be extended by any period of delay in construction of interior improvements due to causes set forth in Paragraph 41(e), the aforesaid building and improvements shall be deemed to have been completed and rent shall commence at such time as the shell and interiors are completed, except for items of specialized or unique character required for Lessee's special needs which are uncompleted due to the unavailability of such items after reasonable efforts to obtain such items have been made by Lessor. Lessor shall give Lessee at least thirty (30) days written notice prior to the anticipated completion date and permit Lessee to enter upon the premises to install its fixtures and equipment therein so long as Lessee does not materially interfere with the construction.

     (b) All major construction Subcontracts shall be Subject to competitive bidding procedures. All construction contracts and Subcontracts shall be. Subject to approval by Lessor and by Lessee, which approval shall not be unreasonably withheld. All construction contracts shall be between Lessor, Lessee and the contractor. ZYMOS, a California corporation, is hereby authorized to act as Lessee's agent with respect to such contracts.

     7.  Purpose. Lessee agrees to use and occupy the premises during the term
         -------
hereof for the purpose of light manufacturing and related offices for engineering, design and related needs, and for no other purpose.

     8.  Uses Prohibited. Lessee shall not commit or suffer to be committed any
         ---------------
waste or nuisance upon the said premises nor shall it in any way violate any law, ordinance, rule or regulation affecting the occupancy or use of the premises which is, or may hereafter be, enacted or promulgated by governmental authorities; nor shall it allow the premises to be used for any improper, immoral or unlawful purpose; nor shall it place any materials in the drainage system which are damaging or loads upon the floor, walls, or ceiling which exceed the limits established in the original design of the building. No waste material or refuse shall be dumped upon or permitted to remain upon any part of the leased premises outside of the areas designated for such purposes. No materials, supplies, equipment, finished product or

                                      5.

semi-finished project, nor materials or articles of any nature shall be put upon or permitted to remain upon any portion of the leased premises outside of the areas designated for such purpose or the building proper.

     9. Acceptance of Premises and Covenant to Surrender. By entering the premises, Lessee shall accept the premises as being in good and sanitary order, condition and repair, and accept the building and other improvements in their then present condition; provided that for a period of ninety (90) days following the date of such entry, Lessee shall have the right to inform Lessor of any fact or condition which Lessee has discovered in the construction of the building and/or improvements that would indicate a failure to construct the same in reasonable accordance with plans and specifications. In the event that Lessor is informed of any such facts or failures within the above provided times, Lessor shall correct the condition complained of as soon as it is reasonably practicable, and shall bear the entire cost of such corrections, Lessor shall assign to Lessee any and all guaranties and warranties from contractors and material suppliers for any portion of the building or improvements which Lessee is required to repair or maintain pursuant to this Lease.

     On the last day of the term hereof or on the sooner termination of the Lease, Lessee agrees to surrender said premises unto Lessor in good condition and repair, reasonable wear and tear excepted, except as otherwise provided herein. The Lessee also agrees to surrender to Lessor all alterations, additions, or improvements which may have been made in, to or on the premises by Lessee, except as otherwise provided in this Lease. Lessee, on or before the end of the term or sooner termination of this Lease, shall remove all his or its personal property and trade fixtures from the premises, and all property not so removed shall be deemed to be abandoned by Lessee. Any property so abandoned shall be removed by Lessee from the premises, at Lessor's option, within five days of Lessor's request, or, should Lessee fail to remove same, Lessee shall pay Lessor for the actual costs expended by Lessor in removing the property. If the premises be not surrendered at the end of the term or sooner termination of this Lease) Lessee shall indemnify Lessor against loss or liability resulting from delay by Lessee in so surrendering the premises, including, without limitation, any claims made by any succeeding tenant founded on such delay.

                                      6.

     10.  Quiet Enjoyment by Lessee. Lessor covenants and warrants that upon
          -------------------------
Lessee's paying the rent and observing and performing all of the terms, covenants and conditions on Lessee's part to be observed and performed hereunder, Lessee shall and may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this Lease.

     11.  Alterations and Additions. Excepting only non-structural alterations
          -------------------------
not exceeding Ten Thousand Dollars ($10,000.00) in cost for any item of work, Lessee shall not make, or suffer to be made, any alteration or addition to said premises, or any part thereof, without the written consent of Lessor first had and obtained by Lessee, which consent shall not be unreasonably withheld. Any addition or alteration to the said premises, except movable furniture and trade fixtures, shall become, at the option of Lessor, a part of the realty and belong to the Lessor. Alterations and additions which are not to be deemed as trade fixtures shall include heating, lighting, electrical systems, air conditioning, partitioning (except as stated below), carpeting, or any other installation which has become an integral part of the leased premises. Notwithstanding the above, Lessor agrees that additions and alterations installed by Lessee which do not become an integral part of the leased premises, such as, but not limited to, portable metal partitioning shall be considered movable furniture or trade fixtures and shall remain the property of the Lessee. Lessee agrees not to proceed to make such alterations or additions, after having obtained consent from Lessor to do so, until two days from the receipt of such consent, in order that Lessor may post appropriate notices to avoid liability to contractors or material suppliers for payment of Lessee's improvements. Lessee will at all times permit such notices to be posted and to remain posted until the completion of the work.

     12.  Maintenance of Premises.
          -----------------------

     (a) Lessor warrants the premises, and every part thereof without limitation, for a period of one year following commencement of the term hereof, against all defaults in material and workmanship. Lessor shall promptly remedy or correct any such defects or deficiencies upon written notice thereof from Lessee.

     (b) Except for Lessor's warranty set forth in Subparagraph (a), Lessor's obligation to repair construction defects as set forth in Paragraph 9, and latent structural

                                      7.

defects thereafter appearing, for repair of which Lessor shall be solely responsible, Lessee shall, at its sole expense, keep and maintain said premises and appurtenances and every part thereof, including but not limited to, roof, walls, glazing, sidewalks, parking areas, plumbing, electrical systems, heating and air conditioning installations, and the exterior and interior of the premises in good and sanitary order, condition, and repair, and Lessee shall be responsible for any loss or damages resulting from the negligence or willful misconduct of the Lessee, its agents, employees or contractors. Lessee agrees to water, maintain and replace, when necessary, any shrubbery and landscaping provided by lessor on the leased premises; provided, that Lessee's said obligation shall be appropriately limited and reduced in the event of any shortage or reduced availability of water. Lessee hereby waives all rights to make repairs at the expense of Lessor as provided in Section 1942 of the Civil Code of the State of California, and waives all rights provided by Section 1941 of said Civil Code

     13.  Abandonment. Lessee shall not vacate or abandon the premises at any
          -----------
time during the term; and if Lessee shall abandon, vacate or surrender said premises, or be dispossessed by process of law, any personal property belonging to Lessee and left on the premises shall be deemed to be abandoned, at the option of the Lessor, except such property as may be mortgaged to Lessor.

     14.  Freedom from Liens. Lessee shall not create or permit to the created
          ------------------
or to remain, and covenants to remove and discharge promptly, at its cost and expense, all liens, claims, stop notices, encumbrances and charges upon the premises or Lessee's leasehold interest therein which arise out of the use or occupancy of the premises by Lessee or anyone using or occupying the premises with the consent or sufferance of Lessee, or by reason of labor or materials furnished or claimed to have been furnished to Lessee for any construction, alteration, addition or repair of any part of the premises. Lessee shall give Lessor ten (10) days notice prior to commencing any work on the premises, so that Lessor shall have reasonable time within which to post notices of nonresponsibility.


     15.  Advertisements and Signs. Lessee may place or permit to be placed in,
          ------------------------
upon, or about the premises any signs, advertisements, or notices that Lessee shall determine appropriate. Subject to compliance with the laws and

                                      8.

regulations of the applicable city or other governmental authority. Any signs so placed on the premises shall be placed upon the understanding and agreement that Lessee will remove same upon termination of its tenancy herein created, and shall repair any damage or injury to the premises caused thereby. Any such sign affecting the structural integrity of the building shall be erected only upon receiving Lessor's consent, which consent shall not be unreasonably withheld.

     16.  Insolvency or Bankruptcy. Either (a) the appointment of a receiver or
          ------------------------
trustee to take possession of all or Substantially all of the assets of Lessee, provided that such appointment shall not be vacated or set aside within thirty
(30) days; or (b) a general assignment by Lessee for the benefit of creditors; or (c) the filing of a voluntary petition in bankruptcy by the Lessee, or a final adjudication that Lessee is bankrupt, shall constitute a breach of this Lease by Lessee. Upon the happening of any such event, this Lease shall at Lessor's option terminate ten (10) days after notice of termination from Lessor to Lessee and Lessee agrees to then vacate the premises on the date of such termination.

     17.  Entry by Lessor. Upon prior written notice, Lessee shall permit Lessor
          ---------------
and his agents to enter into and upon said premises, at such times as Lessor and Lessee mutually agree, for the purpose of inspecting the same or for the purpose of maintaining the building in which said premises are situated, or for the purpose of making repairs, alterations or additions to any other portion of said building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required without any rebate of rent and without any liability to Lessee for any loss of occupation or quiet enjoyment of the premises thereby occasioned, provided, that Lessor shall act so as to avoid any unnecessary interference with Lessee's business operations. Lessee shall permit Lessor and his agents, at any time within ninety (90) days prior to the expiration of this Lease, to place upon said premises any usual or ordinary "For Sale" or "For Rent" signs and exhibit the premises to prospective tenants at reasonable hours. Lessee shall not unreasonably refuse to agree to permit Lessor or its agents to enter the premises for the purposes stated herein.

     18.  Assignment and Subletting.
          --------------------------

     (a) Excepting only as set forth hereinunder, Lessee shall not assign this Lease, or any interest therein, and shall

                                      9.

not Sublet the said premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the agents and servants of Lessee excepted) to occupy or use the said premises, or any portion thereof, without the written consent of Lessor first had and obtained, which consent shall not be unreasonably withheld. A consent to one assignment, Subletting, occupation or use by any other person, shall not be deemed to be a consent to any Subsequent assignment, Subletting, occupation or use by another person. Any such assignment or Subletting without such consent shall be void, and shall, at the option of the Lessor, terminate this Lease.

     This Lease shall not, nor shall any interest therein, be assignable, as to the interest of the Lessee, by operation of law, or otherwise, without the written consent of Lessor.

     (b) In the event Lessee wishes to Sublet the premises or any part thereof, or suffer any other person to occupy or use the said premises, or any portion thereof, Lessee shall so notify Lessor in writing, and shall disclose to Lessor the identity of the proposed Sublessee and the use which the proposed Sublessee intends to make of the premises. Lessor shall, within fifteen (15) days after such notice is given, notify Lessee in writing whether or not Lessor consents to such Sublease; failure of Lessor to so respond shall be deemed consent. In the event Lessor shall so consent to Sublease, Lessee shall remain liable for the performance by the Sublessee of the terms of this Lease, unless released from such liability by Lessor in writing. In the event Lessor reasonably elects not to consent to such Subletting, then Lessee shall continue as lessee under all of the terms of this Lease.

     (c) Notwithstanding anything to the contrary contained herein, Lessee may, without further consent of lessor, Sublet all or any portion of the premises to ZYMOS, a California corporation. Lessee shall, in the event of such Sublease, remain liable for the performance by the Sublessee of the terms hereof.

     19.  Surrender of Lease.  The voluntary or other surrender of this Lease by
          -------------------
Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, operate as an assignment to him of any or all Subleases or Subtenancies.

     20.  Security. Nothing herein provided, and no security or guaranty which
          --------
may now or hereafter be furnished Lessor for the payment of the rent herein reserved, or for the performance by Lessee of the other agreements in this Lease contained, shall

                                      10.

in any way constitute a bar or defense to any action in unlawful detainer or for the recovery of the premises which Lessor may commence for breach of any agreement, term or condition of this Lease.

     21.  Transfer of Security. Any security given by Lessee at any time to
          --------------------
secure the faithful performance of all or any of the covenants of this Lease on the part of Lessee may be transferred and/or delivered by Lessor only upon the same terms and conditions as set forth in this Lease, to the purchaser of the reversion in the event that the reversion be sold, and thereupon Lessor shall be discharged from any further liability in reference thereto.

     22.  Eminent Domain.
          ---------------

          (a) If the whole of the premises shall be taken or condemned by any competent authority for any public or quasi-public use or purpose, then the term of this Lease shall automatically end upon the date when the possession so taken shall be required for such use or purpose, and current rent and taxes shall be apportioned as of the date of such termination.

          (b) If only part of the premises shall be so taken and a part thereof remains which Is reasonably susceptible for occupation by Lessee hereunder for the purposes for which Lessee has entered into this Lease, this Lease shall, as to the part so taken, terminate as of the date when the possession so taken shall be required, and the rent and all other sums payable by Lessee on account of the premises hereunder, shall be adjusted so that the Lessee shall be required to pay for the remainder of the term only such portion of such sums as the original cost of the improvements of the part remaining after such taking bears to the original cost of the entire improvements prior to such taking. If, after the taking of a portion of the premises, there does not remain a portion reasonably susceptible for Lessee's occupation hereunder, this Lease shall thereupon automatically terminate in the manner as if the whole premises had been taken. Whether all or part of the premises be taken, all compensation awarded upon such taking with respect to the real property and Improvements shall go to the Lessor, and the Lessee shall have no claim thereto, nor shall Lessee have claim against Lessor for any loss, damage, or for any other reason alleged to result therefrom, provided, however, that Lessee shall in no event be precluded hereby from perfecting its own claim against the authority or taker for damages for the taking of its leasehold interest,

                                      11.

personal property, fixtures, or expenses incurred in, or as a result of, any eminent domain action.

     23.  Recordation. Neither party, without the consent of the other, shall
          -----------
cause or permit the original or any copy of this Lease to be recorded, filed or published in any public place, but either party may, after execution of this Lease, record a memorandum thereof at such party's sole expense, provided such recordation shall not be made prior to recordation of such deed(s) of trust as Lessor's mortgage lender may require.

     24.  Subordination. At Lessor's option, this Lease shall be Subordinated to
          -------------
any mortgage or deed of trust which is now or shall hereafter be plated upon the premises, and Lessee agrees to execute and deliver any instrument, releases or other documents, without cost to it, which may be deemed necessary to further effect the Subordination of this Lease to any such mortgage or deed of trust; provided that the mortgagee or beneficiary under such deed of trust, prior to the commencement of the lease term or at the time such Subordination is requested, shall deliver to Lessee a written undertaking on its behalf and on behalf of its successors and assigns to permit Lessee to occupy the premises under the terms of this Lease so long as Lessee is not in default if there shall be a foreclosure or sale under such mortgage a deed of trust, or conveyance in lieu of foreclosure. or similar transfer, which undertaking shall be binding upon any Subsequent assignee or transferee of such parties. Failure of Lessee to execute any such instruments, releases or documents shall constitute a default hereunder.

     25.  Effect of Conveyance. The term "Lessor" as used in this tease, means
          --------------------
only the owner for the time being of the land and building containing the premises, so that, in the event of any sale of said land or building, the Lessor shall be and hereby is entirely freed and relieved of all covenants and obligations of the Lessor hereunder thereafter accruing. If any security be given by the Lessee to secure the faithful performance of all or any of the covenants of this Lease on the part of Lessee, the Lessor may transfer and deliver the security, as such, to the purchaser at any such sale, and thereupon the Lessor shall be discharged from any further liability in reference thereto.

     26. Offset Statement. Lessee shall, at any time and from time to time, upon not less than ten (10) days prior to request by Lessor, execute, acknowledge and deliver to Lessor a statement certifying the date of commencement of this Lease,

                                      12.

that the Lease is unmodified and in full force and effect (or if there have been any modifications, that the Lease is in full force and effect, as modified, and stating the date of the modifications), and further stating the dates to which the rental has been paid, and setting forth such other matters as may reasonably be required by the Lessor. Lessor and Lessee intend that any such statement delivered pursuant to this paragraph may be relied upon by any mortgagee or beneficiary of a deed of trust or by any prospective purchaser of the premises.

     27.  Waiver. The waiver by Lessor or Lessee of any breach of any term,
          ------
covenant or condition, herein contained shall not be deemed to he a waiver of such term, covenant or condition or any Subsequent breach or the same or any other term, covenant or condition thereon contained. The Subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor 5 knowledge of such preceding breach at the time of acceptance of such rent.

     28.  Holding Over. Any holding over after the expiration of the said term,
          ------------
with the consent of Lessor, shall be construed to be a tenancy from month to month, at a rental to be negotiated by Lessor and Lessee prior to the expiration of said term, and shall otherwise be on the terms and conditions herein specified, so far as applicable.

     29.  Litigation Guaranty. In case suit should be brought for the possession
          -------------------
of the premises, for the recovery of any sum due hereunder, or because of the breach of any other covenant herein, the losing party shall pay to the prevailing party reasonable attorney's fees and other expenses incurred in the litigation, which shall be deemed to have accrued on the commencement of such action and shall be enforceable whether or not such action is prosecuted to judgment.

     30.  Default. For purposes of determining rights and obligations under this
          -------
Lease, the occurrence of any one of the following events shall be considered a breach of this Lease: (a) in the event that Lessee shall fail to pay any one or more of said installments of rent when the same shall be due and such default shall continue for ten (10) days after written notice thereof by registered mail; (b) in the event an execution or other legal process' is levied upon the property of the Lessee located on the premises or upon the interest of the Lessee in the Lease, unless such execution or levy be

                                      13.

discharged of record within thirty (30) days; (c) in the event of a breach as determined pursuant to Paragraph 16 of this Lease; (d) in the event the Lessee shall violate any of the other terms, conditions, covenants, stipulations, or agreements on the part of the Lessee, herein contained, and fails to remedy the same within thirty (30) days after written notice thereof by registered mail by the Lessor to the Lessee.

     In the event of any breach of this Lease by the Lessee, as defined above, or an abandonment of the premises by the Lessee, the Lessor has the option of
(1) removing all persons and property from the premises and repossessing the premises in which case any of the Lessee's property which the Lessor removes from the premises may be stored in a public warehouse or elsewhere at the cost of, and for the account of Lessee, or (2) allowing the Lessee to remain in full possession and control of the premises. If the Lessor chooses to repossess the premises, the lease will automatically terminate in accordance with provisions of the California Civil Code, Section 1951.2. In the event of such termination of the Lease, the Lessor may recover from the Lessee: (1) the worth at the time of award of the unpaid rent which had been earned at the time of termination including interest at seven percent (7%) per annum; (2) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided including interest at seven percent (71) per annum; (3) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (4) any other amount necessary to compensate the Lessor for all the detriment proximately caused by the Lessee's failure to perform his obligation under the Lease or which in the ordinary course of things would be likely to result therefrom. As used herein, the phrase "worth at the time of award" shall be defined in accordance with the provisions of the California Civil Code, Section 1951.2(b). If the Lessor chooses not to repossess the premises, but allows the Lessee to remain in full possession and control of the premises, then in accordance with provisions of the California Civil Code,
Section 1951.4, the Lessor may treat the Lease as being in full force and effect, and may collect from the Lessee

                                      14.

all rents as they become due through the termination date of the Lease as specified in the Lease. For the purpose of this paragraph, the following do not constitute a termination of Lessee's right to possession;

     (a) Acts of maintenance or preservation or efforts to relet the Property.

     (b) The appointment of a receiver on the initiative of the Lessor to protect his interest under this Lease.

     31.  Taxes. Lessee shall be liable for and shall promptly pay to Lessor, as
          -----
additional rental during the term of this Lease, all taxes, levies, fees, water or sewer rents and charges, special assessments. and other governmental chine of every character (herein collectively called "taxes"), against the premises during the term hereof. Such taxes shall be prorated between the parties hereto for the first and last year of the lease term. Lessee may pay any such taxes in installments if payment may be so made without penalty. Lessee shall pay for all taxes levied against lessee's fixtures, equipment and personal property situated on the leased premises, and all additions and leasehold improvements made, added or installed by Lessee, whether such fixtures, equipment, personal property, additions or leasehold improvements are assessed as real or personal property. Lessor shall notify Lessee, at least thirty (30) days prior to the due date, of the time on which property taxes shall be due and payable to the taking authorities, and shall provide Lessee with a copy of the tax bills related to the premises. Lessee shall pay to Lessor the total amount of such taxes not less than five (5) days prior to the date such shall be due and payable. Lessee may contest the amount or validity of any taxes by appropriate proceeding. However, Lessee shall promptly pay such taxes unless such proceeding shall operate to prevent or stay the collection of the tax so contested. Lessor, at Lessee's sole expense, shall join in any such proceeding if any law. shall so require.

     32.  Destruction of Premises.
          ------------------------

     (a) If ten percent (lot) or less of the premises and the building of which the same are a part is damaged by an uninsured peril, Lessor shall promptly and diligently proceed to repair and restore the same to Substantially the same condition as existed prior to such damage or destruction; provided, however, that should such damage be caused by the act, negligence of fault or omission of any duty with respect

                                      15.

to the same by Lessee, its agents, servants, employees or invitees, Lessee and not Lessor shall be so obligated to repair and restore. If the premises are damaged by an uninsured peril rendering more than ten percent (lot) of the premises unusable for the conduct of Lessee's business, Lessor may upon written notice, given to Lessee within thirty (30) days after the occurrence of such damage, elect to terminate this Lease; provided, however, Lessee may, within thirty (30) days after receipt of such notice, elect to make any required repairs and/or restoration, in which event this Lease shall remain in full force and effect, and Lessee shall thereafter diligently proceed with such repairs and/or restoration. During any such repairs or restoration, rent and all other amounts to be paid by Lessee on account of the premises shall bate in proportion to the area of the premises rendered not reasonably suitable for the conduct of Lessee's business.

     (b) If the premises are damaged or destroyed by fire or other insured peril, Lessor shall promptly and diligently proceed to repair and restore the same to Substantially the same condition as existed prior to such damage or destruction; provided, however, that Lessor shall not be obligated to repair and restore until either the insurer acknowledges that the loss is covered by insurance and sufficient proceeds of such insurance are made available to Lessor to pay the costs (including a reasonable allowance for contractor's profit and overhead not to exceed ten percent (lot) of the repairs and/or restoration) or the Lessee agrees to pay such costs to Lessor. If the existing laws do not permit the restoration, either party can terminate this Lease immediately by giving notice to the other party.

     If the cost of restoration exceeds the amount of proceeds received from the insurance required under Paragraph 3S, and Lessee has not agreed to pay the excess cost of repairs and/or restoration to Lessor, Lessor can elect to terminate this Lease by giving notice to Lessee within fifteen (15) days after determining that the restoration cost will exceed the insurance proceeds. In the case of destruction to the premises, if Lessor elects to terminate this Lease, Lessee, within thirty (30) days after receiving Lessor's notice to terminate, can agree to pay to Lessor the difference between the amount of insurance proceeds and the cost of restoration in which case Lessor shall restore the premises. Lessor shall give Lessee satisfactory evidence that all sums contributed by Lessee as provided in this paragraph have been expended by Lessor in paying the cost of restoration.

                                      16.

     If Lessor elects to terminate this Lease and Lessee does not elect to contribute toward the cost of restoration as provided herein, this Lease shall terminate and all of the proceeds of the insurance shall be paid to Lessor; provided) however, that in the event such proceeds shall include any amounts paid for damage to or destruction of property belonging to Lessee, Lessor shall within ten (l0)days of receipt, pay over such amounts to Lessee in the following manner: Out of the gross proceeds paid by insurance to Lessor, Lessor shall retain an amount equivalent to the current replacement cost of the building and improvements owned by Lessor; after Lessor has been so paid from the insurance proceeds. if there remains a balance of such insurance proceeds which represent payment for damage to or destruction of improvements added by Lessee after the date of Lessee's occupancy of the premises, then, to the extent of any remaining balance of the insurance proceeds and to the extent of Lessee's direct costs of making such added improvements, Lessor shall be obligated to pay over to Lessee such insurance proceeds During any such repair or restoration described in this paragraph, rent and any other amounts to be paid by Lessee on account of the premises shall abate in proportion to the area of the premises rendered unusable by such damage or destruction; provided, however, that Lessor shall have no liability by reason of injury to or interference with Lessee's business or property arising from the making of any repairs, alterations, or improvements in or to any portion of the premises or in or to fixtures, appurtenances and equipment therein. If the premises are destroyed or Substantially damaged within one year of the end of this Lease term or a renewal period, Lessor or Lessee shall each of the option to cancel the Lease, and all insurance proceeds on the real property shall be paid to Lessor; provided, that if an option then exists to extend the term hereof, and Lessee exercises such option, the parties shall proceed with repairs and restoration as set forth above and the Lease shall not terminate except as provided above.

     In the event Lessee shall have paid all or a portion of the costs of any repairs or restorations for which Lessor Subsequently receive insurance proceeds, then to the extent that such insurance proceeds and Lessee's payments exceed Lessor's cost of repair and(or restoration, Lessor shall reimburse Lessee to the extent of Lessee's payments.

     33.  Waiver of Damages and Indemnification of Lessor. Lessor shall not be
          -----------------------------------------------
liable to Lessee for any injury or damage that may result to any person or property by or from any cause whatsoever other than the injuries or damages caused by the negligence or misconduct of Lessor, its agents, servants, employees, invitees, or contractors. Without limiting the generality of the foregoing waiver, it is expressed extended to injury or damage caused by water or vapor leakage of any character from the roof, walls, pipes or any other part of the Property, or caused by gas, oil, electricity, or any other cause in or about the premises or the building. Lessee agrees to hold Lessor harmless for, and to defend Lessor against, any and all claims or liability for any death of or injury to any person or damage to any property whatsoever, occurring in, on or about the area or facilities of the building (including without limiting the parking areas) excepting only to the extent that such death, injury or damage shall be caused by the negligence or misconduct of the Lessor, its agents, employees or contractors.

     34.  Waiver of Subrogation. Each of the parties hereto agrees to waive any
          ---------------------
and all claims against the other party for any loss, to the extent such loss is repaid by proceeds of insurance maintained by the party that sustained the loss. improvements, and the premises as set forth below:

     35.  Insurance. Lessee shall procure and maintain in force and effect,
          ---------
during the term of this Lease, policies of insurance covering the building, improvements, and the premises as set forth below:

     (a) Such policy(ies) shall insure on a. "blanket" basis the building value and all improvements to the premises installed by the Lessee or the Lessor.

     (b) Such insurance shall be written on a "full replacement value basis" including a replacement cost endorsement and shall also contain a "stipulated amount clause" or its equivalent.

     (c) The insurer and terms of coverage shall be Subject to the approval of the Lessor.

     (d) As a basis for continuance of the "stipulated amount clause", Lessee shall adjust such amount annually in accordance with reasonably acceptable industrial building cost indices for the State of California. Lessor shall have thirty (30) days from receipt to notify Lessee of any exceptions taken to the

                                      18.

amount so stipulated. If so notified, Lessee shall cause the stipulated amount to be amended to Lessor's reasonable requirements. Lessee acknowledges that Lessor's mortgage lender may require an amount to be stipulated at least equal to the amount loaned, and Lessee agrees that, if so required, such amount is reasonable. Anything in this Lease to the contrary notwithstanding, the stipulated amount shall not exceed the replacement value of the building and improvements.

     (e) The policy(ies) written to cover this Property shall name the Lessor and Lessee as named insureds and any bank or other mortgage lender with an interest in the Property shall be included as a loss payee, and a certified copy of the policy(ies) shall be furnished to the Lessor.

     (f) Such policy(ies) shall be written so as to insure losses arising from all risks including, but not limited to, the perils of fire, extended coverage (including explosion), vandalism and malicious mischief, earthquake, collapse, liquid damage, and sprinkler leakage coverage which sprinkler leakage coverage shall be equivalent to at least twenty-five percent (25%) of replacement value, as determined above.

     (g) The policy(ies) required under this Paragraph 35 shall expressly provide that it (they) shall not be cancelled or altered without thirty (30) days prior written notice to the Lessor.

     (h) Copies of all insurance amendments, notices and correspondence relating to the same concerning this property shall be forwarded to the Lessor within fifteen (15) days after receipt by Lessee.

     (i) Lessee shall pay all costs and premiums for insurance coverages required by this Paragraph 35. In the event Lessee fails to maintain insurance or insurance is cancelled, the Lessor may procure and maintain in force and effect during the term of this Lease, policies of insurance covering the building, improvements and the premises as set forth above, and Lessee shall pay, as additional rent, all costs and premiums for insurance coverages required by this Paragraph 35 within fifteen (is) days of Lessor's invoice of same, which shall include a copy of such Invoice to Lessor from its insurance broker or carrier.

     36.  Indemnification of Lessor and Lessee's Liability Insurance.
          -----------------------------------------------------------

     (a) Lessee, as a material part of the consideration to be rendered to Lessor, waives all claims against Lessor for

                                      19.

damages to goods, wares and merchandise, and all other personal property in, upon or about said premises and for injuries to persons in or about said premises, from any cause arising at any time except to the extent such injuries or damages are caused by the negligence or willful misconduct of the Lessor, its agents, servants, employees, invitees, or contractors, and Lessee will hold Lessor exempt and harmless from any damage or injury to any person or to the goods, wares and merchandise and all other personal property of any person, arising out of and in connection with the use or occupancy of the premises by Lessee, or from the failure of Lessee to keep the premises in good condition and repair except to the extent any such injuries or damages art caused by the negligence or willful misconduct of the Lessor, its agents, servants, employees, invitees, or contractors. Lessee shall secure and keep in force a public liability insurance and property damage policy covering the leased premises, including parking areas, insuring the Lessee and naming Lessor (Lessor's mortgage lender, if required) as additional insured(s) with regard to Lessee's use or occupancy of the leased premises. A copy of the said policy shall be delivered to Lessor and the minimum limits of coverage thereto shall be not less than $3,000,000.00 per occurrence for personal injury and for damage to property.

     (b) All policies required to be maintained by Lessee pursuant to the terms of this Lease shall be issued by companies of recognized financial standing authorized to do insurance business in California. Lessee shall pay all the premiums and costs therefor and shall deliver to Lessor annually copies of or certificates of the insurer that said policies are in effect. Should Lessee fail to effect, maintain or renew any insurance provided for in this Lease, or to pay any cost of premium therefor, or to deliver to Lessor any of such policies or certificates, then in any of said events, Lessor, at its option, but without obligation to do so, may, upon five (5) days written notice to Lessee of its intention so to do, procure such insurance and any sums expended by it to procure any such insurance shall be additional rent hereunder and shall be repaid by Lessee within five (5) days following the date on which written notice of such expenditure shall be given by Lessor to Lessee. Lessee shall obtain a written undertaking from each insurer that cancellation or reduction in coverage of said policy(ies) cannot be had without notification to Lessor and any loss payee at least thirty (30) days prior thereto.

                                      20.

     37.  Utilities and Services. Lessee shall pay for all gas, heat, light,
          ----------------------
power, telephone or other communication service, janitorial, gardener, and garbage disposal service and all other utilities and services supplied or required to be supplied to the premises.

     38.  Option to Renew. Providing Lessee is not in breach hereunder at the
          ---------------
time of the exercise of this option, Lessee shall have the option to renew this Lease for two additional terms of five Cs) years each. The terms of lease shall be the same terms and conditions set forth in this Lease, excepting that the rental due Lessor shall be increased as hereinafter provided, and there shall be no other options to renew the lease covenant excepting as contemplated in this paragraph. Any such renewal option shall be exercised, if at all, by written notice given by Lessee to Lessor not later than one hundred eighty (180) days prior to the expiration of the then agreed Lease term.

     (a) In the event Lessee does not exercise the first rental option in the manner set forth in this Paragraph 38, then the entirety of this Paragraph 38 shall be null and void.

     (b) For purposes of computing the rental increases, the rental amounts paid at the date of occupancy shall be used as the basic monthly rental against which to multiply the Consumer Price Index in the manner hereinafter set forth.

     (c) Should the Lessee exercise either or both options to renew, as herein provided, the basic monthly rental due Lessor shall be increased in the same percentage relationship as the Consumer Price Index (being that most recent index determinable on the date the option renewal term commences) as such bears to this same index as of the date of occupancy, provided, however, that in no event shall the new basic monthly rental amounts be less than the basic monthly amount due in the preceding five lease years.

     (d) The basic monthly rental due Lessor for the second five year option term shall be similarly increased over that due for the first five year option term, (i.e. The same percentage increase in the Consumer Price Index between the date the first option term commenced and the date the second option term commences, shall be applied to the basic monthly rent due for the first option term) excepting that in no event shall the said monthly rental due for the second five year option term be more than one hundred forty percent (140%) of the basic monthly rental due for the first five year option term, nor shall the basic monthly rental amount due for the

                                      21.

second five year option term be less than that basic monthly amount due for the first five year option term.

     39.  Notices. All notices, consents, waiver or other communications which
          -------
this Lease requires to permit either party to give to the other shall be in writing and shall be served personally or forwarded by registered or certified mail, return receipt requested, made upon or addressed to the respective parties as follows:

     To Lessor:                         Mathilda Development
                                        C/O The Cortana Corporation
                                        5803 E. Bayshore Road
                                        P.O. Box 10845
                                        Palo Alto, a 94303

     To Lessee:                         At Premises

     with a copy to:                    Intermedics, Inc.
                                        240 Tarpon Inn Village
                                        Freeport, TX 77541

     Attn:                              President
                                        and a copy to;  Jonathan Golden
                                        Arnall, Golden & Gregory
                                        1000 Fulton Federal Building
                                        Atlanta, GA 30303

     and a copy to ZYMOS:               At Premises.

     and a copy to:                     Gregory N. Gallo
                                        Ware, Fletcher Freidenrich
                                        525 University Avenue
                                        Palo Alto, CA 94301

or to such other address as may be contained in a notice from either party to the other given pursuant to this paragraph. Notice by registered or certified mail shall be deemed to be given forty-eight (48) hours from the time of postmarking, if mailed within the continental limits of the United States (excluding Alaska). Rental payments required by this Lease shall be delivered to Lessor at Lessor's address provided in this paragraph.

     40.  Marginal Captions. The marginal headings or titles to the paragraphs
          -----------------
of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part thereof.

     41.  Miscellaneous.
          -------------

     (a) All provisions of this Lease shall be deemed and construed to be "covenants" as though the words importing such covenants were used in each separate paragraph hereof.

                                      22.

     (b) This Lease shall be construed and enforced in accordance with the laws of the State of California.

     (c) This Lease and the covenants and agreements herein contained shall bind and inure to the benefit of the parties hereto, their heirs, successors, executors, administrators and assigns.

     (d) The words "Lessor" and "Lessee" as used herein shall include the plural as well as the singular. Words used in the neuter include the masculine and feminine gender. If there be more than one Lessor or Lessee the obligations hereunder imposed upon Lessor or Lessee shall be joint and several.

     (e) Time is of the essence of the tease. This lease and the obligations of the parties hereunder shall not be affected or diminished because the Lessor is unable to fulfill any of its obligations hereunder (other than the payment of money) or is delayed in doing so, unless such inability or delay is caused by reason of strike or other union-related labor troubles, civil commotion, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, inability to obtain any material, service or financing, acts of God or by any other cause beyond its control.

     42.  Warranty. Lessee warrants to Lessor that Lessee conducts business as a
          --------
corporation organized in the State of Texas, and that said corporation is fully empowered and legally authorized to execute this agreement in the State of California. Lessee further warrants to Lessor that Lessee will provide an appropriate certificate of the Corporation Secretary or copy of Resolution of the corporate directors establishing the authority of the officers to execute this document. Lessee agrees to provide Lessor copies of the published financial statements and reports of the corporation in the same manner as if Lessor were a shareholder of the common stock of the corporation.

     43.  Severability. If any term or provision of this Lease Agreement, or the
          ------------
application thereof to any person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder of this Lease Agreement, or the application of such terms or provisions to persons or circumstances other than those to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease Agreement shall be valid and enforceable to the fullest extent permitted by law.

                                      23.

     44.  Further Instruments. Lessee, at no cost or expense to Lessee, shall
          -------------------
execute such documents and instruments as Lessor may request as are reasonably necessary and appropriate for governmental approval of the subdivision of the Property from the adjacent property owned by Lessor.

     45.  Entire Agreement. This instrument contains all of the agreements and
          ----------------
conditions made between the parties hereto and may not be modified orally or in any other manner than by an agreement in writing signed by all of the parties hereto or their respective successors in interest.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.

                                        "LESSEE"

                                        INTERMEDICS, INC.,
                                        a Texas Corporation



                                        By ________________________


                                        By ________________________


                                        "LESSOR"

                                        MATHILDA DEVELOPMENT, a California
                                        Limited Partnership

                                        THE CORTANA CORPORATION,
                                        Managing General Partner


                                        By ________________________
                                           James G. Walker, President

                                        By ________________________
                                           Jack G. Hiehle, Secretary

                                      24.

                        FIRST AMENDMENT TO SECOND LEASE


     THIS FIRST AMENDMENT (the "First Amendment") to the Lease dated October 28, 1982 (the "Lease") by and between MATHILDA DEVELOPMENT, a California limited partnership (the "Lessor") and INTERMEDICS, INC., a Texas corporation (the "Lessee") is entered into effective the 7th day of October, 1983.

     Whereas, the rental set forth in Paragraph 3(a) and 3(b) of the above referred to Lease was determined by the formula established in that certain Option Agreement between the parties and, pursuant to Paragraph 3(c), the parties agreed that upon completion of the building, the parties would enter into an amendment to the Least setting forth the rental as determined by the formula set forth in the Option Agreement between the parties using the actual construction costs of the building; and

     Whereas, the building which is the Subject of this Lease has nearly been completed and the parties desire to re-estimate the rentals on a preliminary basis using actual costs incurred to date and estimates for the costs to be incurred through completion.

     Now therefore it is mutually agreed by and between the parties hereto:

     1. Paragraph 3(a)(i) and (ii) are hereby amended to read in full as follows:

     "3.  Rental.

     (a) Lessee agrees to pay to Lessor as basic rental for the Property, the sum of Six Million Three Hundred Ninety Thousand Dollars ($6,390,000.00), payable in lawful money of the United States on or before the first day of each and every month as follows:

          (i) Thirty Five Thousand Five Hundred Dollars ($35,500.00) upon execution of the Lease constituting the rental for the first month of the term hereof, and Thirty Five Thousand Five Hundred Dollars ($35,500.00) on the first day of the second month of the term and on the first day of each succeeding month through the sixtieth month of the term.

                                      25.

          (ii) On the first day of the sixty-first month of the term hereof, and on the first day of each Succeeding month through the one hundred twentieth month hereof, the sum of Thirty Five Thousand Five Hundred Dollars ($35,500.00), plus such increase in the rental as shall be computed as follows:

          Commencing on the sixty first month of the term hereof, the monthly basic rental shall be increased based on the percentage increase in the Consumer Price Index, published by the U.S. Department of Labor, San Francisco-Oakland Average for All Urban Consumers, All Items (the "Consumer Price Index"), as such Index of the sixty first month of the term hereof bears to such Index of the date of occupancy hereof; provided, that in no event, however, shall the new basic monthly rental exceed one hundred forty percent (140%) of the basic monthly rental due during the preceding five lease years, nor shall the new basic monthly rental be less than the basic monthly rental due in the preceding five lease years."

     2. The parties further agree that the rental set forth above are estimates and further agree that upon final completion of the building, they will enter into a further amendment to the Lease setting forth the rental pursuant to the provisions of Paragraph 3(c) of the above referred to Lease with the sole exception being that so long as the costs of tenant improvements are no greater than the amount specified in the Revised Rental Proposal, the basic rental shall not exceed the amount specified in Paragraph 3(a) prior to this First Amendment, i.e., Forty Thousand Two Hundred Eighty Three and 75/100 Dollars ($40,283.75) per month.

     3.   Paragraph 2 is hereby amended to read in full as follows:

     "2.  Term. The term of this Lease shall be for a period of fifteen years
          ----
fifteen (15) days commencing on October 17, 1983 and ending at midnight on the 31st day of October, 1998."

     4. In the event of any conflict between the terms and conditions of this First Amendment and the terms and conditions of the Lease, the terms and conditions of this First Amendment to Second Lease shall prevail.

                                      26.

     In witness whereof, the parties have executed this First Amendment to Second Lease, effective as of the date first hereinabove written.


                                        "LESSOR"

                                        MATHILDA DEVELOPMENT, a California
                                        Limited Partnership

                                        THE CORTANA CORPORATION,
                                        Managing General Partner


                                        By ____________________________________
                                           David A. Wollenberg, President

                                        By ____________________________________
                                           Jack G. Hiehle, Secretary

                                        "LESSEE"

                                        INTERMEDICS, INC.,
                                        a Texas Corporation


                                        By ____________________________________


                                        By ____________________________________

                                      27.

                       SECOND AMENDMENT TO SECOND LEASE


     THIS SECOND AMENDMENT (the "Second Amendment") to the Lease dated October 28, 1982 (the "Lease") by and between MATHILDA DEVELOPMENT, a California limited partnership (the "Lessor") and INTERMEDICS, INC., a Texas corporation (the "Lessee") is entered into effective the 7th day of October, 1983.

     Whereas, the rental set forth in Paragraph 3(a) and 3(b) of the above referred to Lease was determined by the formula established in that certain Option Agreement between the parties and, pursuant to Paragraph 3(c), the parties agreed that upon completion of the building, the parties would enter into an amendment to the Least setting forth the rental as determined by the formula set forth in the Option Agreement between the parties using the actual construction costs of the building; and

     Whereas, the building which is the Subject of this Lease has nearly been completed and the parties desire to re-estimate the rentals on a preliminary basis using actual costs incurred to date and estimates for the costs to be incurred through completion.

     Now therefore it is mutually agreed by and between the parties hereto:

     1. Paragraph 3(a)(i) and (ii) are hereby amended to read in full as follows:

     "3.  Rental.
          ------

     (a) Lessee agrees to pay to Lessor as basic rental for the Property, the sum of Six Million Five Hundred Eighteen Thousand Four Hundred Thirty and 80/100 Dollars ($6,518,130.80), payable in lawful money of the United States on or before the first day of each and every month as follows:

          (i) Thirty Six Thousand One Hundred Thirteen and 19/100 Dollars ($36,113.19) upon execution of the Lease constituting the rental for the first month of the term hereof, and Thirty Six Thousand One Hundred Thirteen and 19/100 Dollars

                                      28.

($36,113.19) on the first day of the second month of the term and on the first day of each succeeding month through the sixtieth full calendar month of the term. Rent for the partial month preceding the first full calendar month shall be prorated.

          (ii) On the first day of the sixty-first month of the term hereof, and on the first day of each succeeding month through the one hundred twentieth month hereof, the sum of Thirty Six Thousand Five Hundred Dollars ($35,500.00). plus such increase in the rental as shall be computed as follows:

          Commencing on the sixty first month of the term hereof, the monthly basic rental shall be increased based on the percentage increase in the Consumer Price Index, published by the U. S. Department of Labor, San Francisco-Oakland Average for All Urban Consumers, All Items (the "Consumer Price Index"), as such index of the sixty first month of the term hereof bears to such index of the date of occupancy hereof; provided, that in no event, however, shall the new basic monthly rental exceed one hundred forty percent (140%) of the basic monthly rental due during the preceding five lease years, nor shall the new basic monthly rental be less than the basic monthly rental due in the preceding five lease years."

     2. In the event of any conflict between the terms and conditions of this Second Amendment and the terms and conditions of the Lease and the prior amendment, the terms and conditions of this Second Amendment to Second Lease shall prevail.

     In witness whereof, the parties have executed this Second Amendment to Second Lease, effective as of the date first hereinabove written.

                                        "LESSOR"

                                        MATHILDA DEVELOPMENT, a California
                                        Limited Partnership

                                        THE CORTANA CORPORATION,
                                        Managing General Partner

                                        By ________________________
                                          David A. Wollenberg, President

                                        By ________________________
                                          Jack G. Hiehle, Secretary

                                      29.

                                        "LESSEE"

                                        INTERMEDICS, INC.,
                                        a Texas Corporation

                                        By ________________________

                                        By ________________________

                                      30.

                        THIRD AMENDMENT TO SECOND LEASE


     THIS THIRD AMENDMENT (the "Third Amendment") to the Lease dated October 28' 1982 (the "Lease") by and between MATHILDA DEVELOPMENT, a California limited partnership (the "Lessor") and INTERMEDICS, INC., a Texas corporation (the "Lessee") is entered this 2nd day of February, 1988 by the undersigned.
                          ---        --------

     WHEREAS, Lessee has assigned its interest in the Lease to ZYMOS, INC. (the "Assignee") effective February 1, 1988 and Lessor has consented thereto; and

     WHEREAS, Assignee has requested and Lessor has provided additional tenant improvements to the building costing One hundred Thousand Dollars ($100,000.00); and

     WHEREAS, as consideration for the additional tenant improvements provided by Lessor, Assignee has agreed to increase the monthly rent due Lessor under the Lease;

     NOW THEREFORE, it is mutually agreed by and between the parties hereto:

     1. Beginning February 15, 1988 and continuing through January 31, 1993 the basic monthly rental shall be increased by One Thousand Five hundred Fifty Two and 67/100 Dollars ($1,552.67) over the basic monthly rental set forth In the Lease as previously amended. Therefore, on February 1, 1988 and on the first day of each month thereafter to and including the first day of October, 1988, Lessee shall pay to Lessor the sum of Thirty Seven Thousand Six Hundred Sixty Five and 67/100 Dollars ($37,665.67) as basic monthly rental for the Property. Similarly, the sum of One Thousand Five Hundred Fifty Two and 67/100 Dollars ($1,552.67) shall be added to the basic monthly rent due for the sixty (60) month period beginning November 1, 1988 (the sixty-first month of the Lease) as such amount is calculated pursuant to Paragraph 3 of the Lease, as amended and the same sum shall be added to the basic monthly rent due for the fifty one (51) month period beginning November 1, 1993 (the one hundred twenty first month of the Lease) as such amount Is calculated pursuant to Paragraph 3 of the Lease, as amended.

     2. In the event of any conflict between the terms and conditions of this Third Amendment and the terms and conditions of the Lease and the prior Amendments, the terms and conditions of this Third Amendment to Second Lease shall prevail.

     IN WITNESS WHEREOF, the parties have executed this Third Amendment to Second Lease, on the date first written above.

                                      31.

                                        "LESSOR"

                                        MATHILDA DEVELOPMENT, a California
                                        Limited Partnership

                                        THE CORTANA CORPORATION,
                                        Managing General Partner

                                        By ________________________
                                          David A. Wollenberg, President

                                        By ________________________
                                          Jack G. Hiehle, Secretary

                                        "LESSEE"

                                        INTERMEDICS, INC.,
                                        a Texas Corporation

                                        By ________________________

                                        By ________________________

                                       32.

                         EXHIBIT "B" - SECOND PROPERTY

                                    CONSENT

     MATHILDA DEVELOPMENT, a California limited partnership ("Lessor"), as lessor under the Lease attached hereto as Exhibit A, hereby consents to the
                                          ---------
Subletting of the Premises described herein on the terms and conditions described in this Sublease. This consent shall apply only to this Sublease and shall not be deemed to be a consent to any other Sublease or any further Subletting.

     Lessor hereby affirms that (i) notwithstanding that the "Second Lease"' attached hereto as Exhibit A does not include a description of the "Second Property" (as that term is defined in the Lease), the Second Lease and the First Amendment to Second Lease, the Second Amendment to Second Lease, and the Third Amendment to Second Lease attacked thereto as Exhibit A constitute the full and
                                              ---------
complete agreement by and between Lessor and Sublessor with respect to the Premises and the Second Property, and (ii) the site plan attached hereto as Exhibit B is a full, complete and correct description of the Second Property.
---------
Lessor further hereby affirms that the Lease is in full force and effect and that the Lease has not been amended or modified in any way except as evidenced in Exhibit A and except that notwithstanding any provision in the Lease to the
   ---------
contrary, Lessor has agreed to carry the insurance required to be carried under Paragraph 35 of the Lease. Lessor acknowledges that there is presently no default by Sublessor under any obligation or provision contained in the Lease, and Lessor agrees to give Sublessee written notice of any default under the Lease.

     Lessor hereby Agrees that the waiver of claims and Subrogation rights set forth in Paragraph 34 of the Lease (as modified by Paragraph l2.1(b) hereof) shall be deemed an agreement by and among Lessor, Sublessor, and Sublessee.

     Lessor acknowledges that Paragraph 19 of the Sublease creates a right in Sublessee to assign the Sublease to an "Affiliate" without the consent of Sublessor or Lessor, and Lessor hereby agrees to the terms of said Paragraph 19, provided that Lessor is given written notice of such assignment within 15 (fifteen) business days after it occurs.

     Lessor agrees that to the extent any approval or consent is required from Lessor under the Lease, Lessor shall not unreasonably withhold, delay or condition such approval or consent, and Lessor shall respond to any such request within 30 (thirty) days following receipt of request for such approval or consent.


                                        LESSOR:


                                        MATHILDA DEVELOPMENT,
                                        a California limited partnership


                                        By: _________________________

                                        Its: ________________________

                                        By THE CORTANA CORPORATION
                                        MANAGING GENERAL PARTNER